                                                                  EXHIBIT 10(J)

                            STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of June 30, 1995, by and among Air L.A., Inc., a Delaware corporation ("Air L.A."), and Conquest Airlines Corp., a Delaware corporation
("Subsidiary"), and Conquest Industries Inc., a Delaware corporation
("Conquest").

        A. Conquest owns all of the outstanding common stock par value $.01 per share (the "Stock") of Subsidiary.

        B. Conquest has recently transferred certain of its assets and liabilities used in the operation of its airline business to Subsidiary, in order to facilitate the transaction contemplated by this Agreement, pursuant to the terms of a Bill of Sale and an Assignment and Assumption Agreement (collectively, the "Assignment Agreement"), in the forms attached hereto as Exhibit A.

        C. Conquest now desires to sell the Stock to Air L.A., and Air L.A. desires to purchase the Stock from Conquest, upon the terms and conditions contained herein.

        Accordingly, in consideration of the premises and of the respective covenants and agreements contained herein, and for full and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Sale of Stock. Upon the terms and subject to the conditions set forth in this Agreement, Conquest shall sell to Air L.A., and Air L.A. shall purchase from Conquest, the Stock, for an aggregate purchase price (the "Purchase Price") of $4,000,000 payable in the form of three promissory notes of Air L.A.:

        (i) a $3,000,000 convertible promissory note (the "Convertible Note") in the form attached hereto as Exhibit B, which is convertible into 3,000,000 shares of Air L.A.'s Preferred Stock (the "Preferred Stock") which Air L.A. intends to authorize at its annual meeting of stockholders (the "Annual Meeting") on August 25, 1995 with the rights, preferences and privileges as more fully set forth in the Certificate of Designations, Preferences, and Rights of Convertible Preferred Stock attached hereto as Exhibit C.

        (ii) a $1,000,000 promissory note in the form attached hereto as Exhibit D.

Such promissory notes, together with a $2,000,000 promissory note to be simultaneously issued by Air L.A. to Conquest in substitution for $2,000,000 of Indebtedness owed by Subsidiary to Conquest, are referred to collectively herein as the "Notes."

2. Closing. Subject to the conditions set forth in this Agreement, the purchase and sale of the Stock pursuant to this Agreement (the "Closing") shall take place at the offices of Conquest at 2215 E.M. Franklin Avenue, Austin Texas or at another mutually agreeable location, on (i) June 27, 1995 or (ii) such other date, not later than June 30, 1995, which is
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agreed to by Air L.A. and Conquest (the "Closing Date"). At the Closing (a)
Conquest shall deliver to Air L.A. a certificate registered in the name of the Air L.A. evidencing the Stock; and (b) Air L.A. shall deliver to Conquest the Notes.

3. Representations and Warranties of Conquest. Conquest hereby represents and warrants to Air L.A. as follows:

        3.1 Organization and Good Standing. Conquest is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

        3.2 Due Authorization. Conquest has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of, Conquest, enforceable against Conquest in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by the principles governing the availability of equitable remedies).

        3.3 No Breach. Except as set forth in Section 3.11 hereof and as contemplated hereby or disclosed in Schedule 3.3 hereto, the execution, delivery and performance of this Agreement by Conquest and the consummation of the transactions contemplated hereby do not and will not: (a) contravene any provisions of the governing corporate documents of Conquest or Subsidiary; (b) conflict with, result in a breach of any provision of, constitute a default under, result in the modification or cancellation of, or give rise to any right of termination or acceleration in respect of, after notice or lapse of time or both, any material contract, agreement, commitment, understanding, arrangement or restriction of any kind to which Conquest or Subsidiary is a party to or which Conquest or Subsidiary or any of their respective properties are subject except for the Aircraft Leases, as defined and more fully described in Section
5.3 below; (c) result in the creation of any security interest, pledge, lien, charge, claim, option, equity, right, restriction on transfer or encumbrance of any nature whatsoever ("Security Interest") upon, or any person obtaining any right to acquire, any properties, assets or rights of Conquest or Subsidiary;
(d) violate or conflict in any material respect with any Legal Requirements (as defined in Section 3.11 hereof) applicable to Conquest or Subsidiary or any of their businesses or properties; or (e) require any authorization, consent, order, permit or approval of, or notice to, or filing, registration or qualification with, any governmental, administrative or judicial authority.

        3.4 Organization and Capitalization of Subsidiary. Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The authorized capital stock of Subsidiary consists of 2,000 shares of common stock. The Stock constitutes all of the issued and outstanding capital stock of Subsidiary. The Stock has been validly authorized and issued, is fully paid and nonassessable and has not been issued in violation of any preemptive rights or of any federal or state securities law. There is no security, option, warrant, right, call, subscription, agreement, commitment or understanding












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of any nature whatsoever, fixed or contingent, that directly or indirectly (i)
calls for the issuance, sale, pledge or other disposition of any shares of capital stock of Subsidiary or any securities convertible into, or other rights to acquire, any shares of capital stock of Subsidiary or (ii) obligates Subsidiary to grant, offer or enter into any of the foregoing or (iii) relates to the voting or control of such capital stock, securities or rights. Conquest owns the Stock free and clear of any Security Interest.

        3.5 Validity of Assignment Agreement. The Assignment Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of, Conquest and Subsidiary, enforceable against Conquest and Subsidiary in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by the principles governing the availability of equitable remedies).

        3.6 Operation of Subsidiary. Other than the receipt of the assets and liabilities in accordance with the Assignment Agreement and the operation of such assets and liabilities in the normal course of business, Subsidiary has not transacted any business.

        3.7  Financial Statements.

                (i) Conquest has delivered to Air L.A. (i) its Annual Report on Form 10-K for the fiscal year September 30, 1994 (the "Conquest 10-K") and
(ii) its quarterly report on Form 10-Q for its fiscal quarters ended December 31, 1994 and March 31, 1995 (the "Conquest 10-Qs"). Neither the Conquest 10-K nor the Conquest 10-Qs, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and all such filed documents (including the financial statements contained therein), as of their respective filing dates, complied as to form in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations thereunder.

                (ii) The Conquest 10-K and the Conquest 10-Qs including the related notes contained therein (the "Conquest Financial Statements") fairly present the financial position of Conquest and the results of operations and changes in financial condition as of the dates and periods specified therein. The Conquest Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise noted therein.

                (iii) Conquest has previously delivered to Air L.A. a true and complete copy of the pro forma balance sheet of Subsidiary as of May 31, 1995, attached hereto as Exhibit F (the "Subsidiary Balance Sheet"). The
Subsidiary Balance Sheet is in accordance with the books and records of Subsidiary and fairly presents the financial position, and stockholders' equity of Subsidiary as of the date indicated, in conformity with generally accepted

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accounting principles consistently applied (except as otherwise indicated in such statement), and indicates all adjustments, which consist of only normal recurring accruals, necessary for such fair presentations. The Subsidiary Balance Sheet does not reflect any write-up or revaluation increasing the book value of any assets. The books and accounts of Subsidiary are complete and correct and fully and fairly reflect all of the transactions of Subsidiary.

        3.8 Absence of Undisclosed Liabilities. Subsidiary does not have any liability of any nature whatsoever (whether known or unknown, due or to become due, accrued, absolute, contingent or otherwise) including, without limitation, any unfunded obligation under employee benefit plans or liabilities for taxes, except for (i) liabilities reflected or reserved against in the Subsidiary Balance Sheet as of May 31, 1995 (the "Subsidiary Balance Sheet Date"), (ii) current liabilities incurred in the ordinary course of business and consistent with past practice after the Subsidiary Balance Sheet Date and any other liabilities in excess of $5,000. Except as set forth in Schedule 3.8 hereto, Subsidiary is not a party to any agreement, or subject to any charter or by-law provision, or any other corporate limitation or any Legal Requirement (as defined in Section 3.11 hereof), which has, or in the future can reasonably be expected to have, a Material Adverse Effect.

        3.9 Value of Assets. The assets and liabilities on the Subsidiary Balance Sheet have a net book value ("Net Book Value") of at least $1,000,000. The Net Book Value of the Subsidiary is unaudited, but Conquest hereby represents that the Net Book Value is in accordance with the books and records of Conquest and Subsidiary and has been determined in accordance with generally accepted accounting principles except as otherwise described thereon. Other than the liabilities contained on the Subsidiary Balance Sheet and set forth on
Schedule 3.9, and liabilities incurred in the ordinary course of business since the Subsidiary Balance Sheet Date, Subsidiary is not obligated under any contract, agreement, judgment or decree for any debt, obligation or judgment.

        3.10 Absence of Material Adverse Effect; Conduct of Business. Since the Subsidiary Balance Sheet Date, there has been no change in, or effect on Subsidiary or its business which is, or with reasonable probability might be, materially adverse to the business, operations, assets, condition (financial or otherwise) or prospects of Subsidiary, taken as a whole (a "Material Adverse Effect") and to the knowledge of Conquest, there is no condition or development of any kind (including, without limitation, any Claim as defined in Section
3.11 hereof) which, so far as reasonably can be foreseen at this time, may result in any Material Adverse Effect.

        3.11  Legal Matters.

              (i) There is no material claim, action, suit, litigation, investigation, inquiry, review or proceeding (collectively, "Claim") pending against, or, to the best knowledge of Conquest or Subsidiary threatened against, Conquest, Subsidiary, any ERISA Plan or any of their respective properties or rights before or by any court, arbitrator, panel, agency or other governmental, administrative or judicial entity except for threatened actions in respect

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of the payment of liabilities as set forth in Conquest Financial Statements and the Subsidiary Balance Sheet and neither Conquest nor Subsidiary is subject to any judgment, decree, writ, injunction, ruling or order (collectively, "Judgment") of any governmental, administrative or judicial authority.

        (ii) The business of Subsidiary is being conducted in compliance with all laws, ordinances, codes, rules, regulations, standards, Judgments and other requirements of all governmental, administrative or judicial entities, including without limitation the Federal Aviation Administration and the Department of Transportation (collectively, "Legal Requirements") applicable to Subsidiary or any of its businesses or properties other than instances of non-compliance that individually or in the aggregate would not, and insofar as may reasonably be foreseen in the future will not, have a Material Adverse Effect. Subsidiary holds, and is in compliance with, all franchises, licenses, permits, registrations, certificates, consents, approvals or authorizations (collectively, "Permits") required by all applicable Legal Requirements other than instances of non-compliance that individually or in the aggregate would not, and insofar as may reasonably be foreseen in the future will not, have a Material Adverse Effect. With respect to Permits issued by the United States Department of Transportation ("DOT") and/or the Federal Aviation Administration ("FAA"), on information and belief the Subsidiary may temporarily continue to operate after the Closing Date under such existing Permits. It is understood, however, that (i) Air L.A. has the obligation after the Closing Date to file information to obtain approval of the continuing fitness of Subsidiary to operate under such existing Permits and (ii) Air L.A.'s failure to timely file proper and satisfactory information with DOT or FAA after the Closing Date could result in the suspension or revocation of such Permits. Air L.A. shall have the sole responsibility for obtaining approval of DOT and FAA regarding Subsidiary's continuing fitness to operate after the Closing Date.

        (iii) Subsidiary owns or holds all Permits material to the conduct of its business. No event has occurred and is continuing which permits, or after notice or lapse of time or both would permit, any modification or termination of any Permit.

        (iv) Neither Conquest nor Subsidiary (a) has received any notice asserting any noncompliance with any Legal Requirement or permit, (b) is subject to any Legal Requirement or Permit which if enforced against or complied with by Conquest or Subsidiary would have a Material Adverse Effect, or (c) has any knowledge of any Legal Requirement proposed or under consideration which if effective, other than as disclosed on the Conquest Financial Statements, so far as reasonably can be foreseen at this time could have a Material Adverse Effect. No governmental, administrative or judicial authority has indicated any intention to initiate any investigation, inquiry or review involving Conquest or Subsidiary, regarding any ERISA Plan or any of their respective properties or rights.

        3.12 Taxes. Conquest and Subsidiary have filed, on a timely basis, all returns, reports and declarations required to be filed for all periods prior to, and those including, the Closing Date and all such returns, reports and declarations were correct and complete in all



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material respects.  Neither Conquest nor Subsidiary has extended any time in which to file any such returns, reports or declarations. Conquest and Subsidiary have paid, or withheld as the case may be, at the time and in the manner required, or where payment is not required to be made, has set up an adequate accrual, in conformity with generally accepted accounting principles consistently applied, for the payment of, all taxes for all periods prior to and those including the Closing Date (whether or not shown as any return, report or declaration) and there are no tax liens on any of the properties of Subsidiary. There are no tax audits of any kind pending or threatened against Conquest or Subsidiary. Neither Conquest nor Subsidiary have received or been threatened with a claim for assessment, proposed assessment, or collection of any tax nor does Conquest or Subsidiary have any knowledge of any set of facts which could reasonably be expected to give rise to such a claim. Neither Conquest nor Subsidiary have outstanding agreements or waivers extending or waiving any statute of limitations with respect to the collection or assessment of any tax nor will either enter into any such agreement prior to or on the Closing Date. There are in effect no powers of attorney or other authorizations to any persons to represent Subsidiary with respect to any tax. Subsidiary has not been a party to any tax-sharing agreement or similar arrangement regulating the allocation of taxes and payments between itself and any person or entity.
No consent, agreement or other undertaking has been filed by Conquest or Subsidiary to have the provisions of Section 341(f) of the Internal Revenue
Code apply. Conquest will indemnify Air L.A. pursuant to Sections 7.1 and 8 hereof for any tax assessed or otherwise required to be paid by Subsidiary, except for taxes disclosed on the Subsidiary Balance Sheet, including all associated costs incurred in defending such claim, for all periods prior to, and those including the Closing Date resulting from an audit, review by an assessing tax authority or otherwise. For purposes of this Agreement, the term "tax" shall include all federal, state, local, foreign or other government income, franchise, gross receipts, property, sales, use, transfer, excise employment, withholding and other taxes assessments or other government charge of any nature whatsoever including, without limitation all interest, penalties, fines, assessments and deficiencies related thereto. Subsidiary does not have any equity interest in any corporation, partnership, association or joint venture.

        3.13 Condition of Assets. All real property, improvements, aircraft, engines, machinery, equipment and other tangible property owned or used by or leased to Subsidiary are in good operating condition and in good repair subject to normal wear and tear. Conquest or Subsidiary has caused all regularly scheduled maintenance on the subject aircraft to be performed in accordance with the terms of the Aircraft Leases.

        3.14 Labor Relations. Conquest and Subsidiary have paid or made provision for the payment of all salaries and accrued wages and has complied in all respects with all applicable laws, rules and regulations relating to the employment of labor, including those relating to wages, hours, collective bargaining and the payment and withholding of taxes, and has withheld and paid to the appropriate government authority, or is holding for payment not yet due to such authority, all amounts required by law or agreement to be withheld from the wages or salaries of the employees of Conquest or Subsidiary working in the airline

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

business. There are no controversies pending or, to the knowledge of Conquest or Subsidiary, threatened between Conquest or Subsidiary and any labor union or other collective bargaining unit representing any of such employees. No union or other collective bargaining unit has been certified or recognized by Conquest or Subsidiary as representing any of such employees.

        3.15 Brokers. Neither Conquest, Subsidiary, nor any director, officer or employee thereof has employed any broker or finder or has incurred or will incur any broker's, finder's or similar fees, commissions or expenses, in each case in connection with the transactions contemplated by this Agreement.

        3.16 Disclosure. This Agreement, the information and schedules referred to herein and the information that has been furnished to Air L.A. by Conquest and Subsidiary in connection with the transactions contemplated hereby do not include any untrue statement of a material fact and do not omit to state any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

4. Representations and Warranties of Air L.A. Air L.A. hereby represents and warrants to Conquest as follows:

        4.1 Organization and Good Standing. Air L.A. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified and in good standing as a foreign corporation in each jurisdiction in which such qualification is required.

        4.2 Due Authorization. Air L.A. has the corporate power and authority to enter into this Agreement, the Registration Rights Agreement and the Security Documents (each as referred to and defined below), and to execute and deliver the Notes and to perform its obligations hereunder and thereunder. Subject to receipt of the consent or approval of its stockholders for the filing of a Certificate of Amendment to Air L.A.'s Certificate of Incorporation as contemplated by Section 4.9 below, Air L.A. has the corporate power and authority to issue the Preferred Stock; and Air L.A. has no reason to believe that such consent or approval of its stockholders will not be obtained at or prior to the Annual Meeting. This Agreement, the Registration Rights Agreement, the Security Documents and the Notes and, subject to issuance upon receipt of the consent of its stockholders for the filing of a Certificate of Amendment to Air L.A.'s Certificate of Incorporation as contemplated by Section
4.9 below, the Preferred Stock, have been duly executed and delivered by Air L.A. and constitute valid and binding obligations of Air L.A., enforceable against Air L.A. in accordance with their respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by the principles governing the availability of equitable remedies).

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        4.3  Capitalization.  The authorized capital stock of Air L.A. consists of 10,000,000 shares of Common Stock, $.10 par value, of which 8,416,688 shares are issued and outstanding. All issued and outstanding stock has been validly authorized and issued, is fully paid and nonassessable and has not been issued in violation of any preemptive rights or of any federal and state securities law. In addition, the Company has reserved 250,000 shares for issuance under its 1994 Stock Option Plan, and there are 3,818,407 shares reserved for issuance pursuant to options held by certain officers and a former employee (876,667 options), directors (275,000 options), consultants (260,000), Capital Air, Inc. (700,000 options), Spelman & Co., Inc. (260,000 warrants), and certain broker dealer (200,000) and certain investors in the Company (1,246,740 options). [In addition, Air L.A. will issue an additional option for an additional 1,000,000 shares concurrently with the close of the transactions contemplated hereby. Except as set forth above, there is no security, option, warrant, right, call subscription, agreement, commitment or understanding of any nature whatsoever, fixed or contingent, that directly or indirectly (1) calls for the issuance, sale, pledge or other disposition of any shares of capital stock of Air L.A. or any securities convertible into, or other rights to acquire, capital stock of Air L.A., or (2) obligates Air L.A. to grant, offer or enter into any of the foregoing, or (3) relates to the voting or control of such capital stock, securities or rights.

        4.4 No Breach. The execution, delivery and performance of this Agreement by Air L.A. and the consummation of the transactions contemplated hereby and thereby do not and will not: (a) contravene any provisions of the Certificate of Incorporation or By-Laws of Air L.A.; (b) after notice or lapse of time or both conflict with, result in a breach of any provision of, constitute a default under, result in the modification or cancellation of, or give rise to any right of termination or acceleration in respect of, any contract, agreement, commitment, understanding, arrangement or restriction of any kind to which Air L.A. is a party to or which Air L.A. or any of Air L.A.'s property is subject; (c) violate or conflict with any Legal Requirements applicable to Air L.A. or any of its businesses or properties; or (d) require any authorization, consent, order, permit or approval of, or notice to, or filing, registration or qualification with, any governmental, administrative or judicial authority.

        4.5  Financial Statements.

             (i) Air L.A. has delivered to Conquest its annual report on Form 10-K for the fiscal year ended June 30, 1994 (the "Air L.A. 10-K") and its quarterly reports on Form 10-Q for its fiscal quarters ended September 30, 1994, December 31, 1994 and March 31, 1995 (the "Air L.A. 10-Qs"). Neither the Air L.A. 10-K nor the Air L.A. 10-Qs, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein in light of the circumstances under which they were made, not misleading, and all such filed documents (including the financial statements contained therein), as of the respective filing dates, complied as to form in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder.

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

             (ii) The Air L.A. 10-K and the Air L.A. 10-Qs including the related notes contained therein (the "Air L.A. Financial Statements") fairly present the financial position of Air L.A. and the results of operations and the changes in financial condition as of the date and periods specified therein.
The Air L.A. Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise noted therein.

             (iii) Air L.A. has previously delivered to Conquest a true and complete copy of its pro forma balance sheet as of May 31, 1995 (the "Air L.A. Balance Sheet"). The Air L.A. Balance Sheet is in accordance with the books and records of Air L.A. and fairly presents the financial position, results of operations, stockholders' equity and changes in financial position of Air L.A. as of the date indicated, in conformity with general accepted accounting principles consistently applied (except as otherwise indicated in such statement) and indicates all adjustments, which consist of only normal recurring accruals, necessary for purpose of such fair presentation. The Air L.A. Balance Sheet does not reflect any write-up or revaluation increasing the book value of any assets. The books and accounts of Air L.A. are complete and correct and fully and fairly reflect all of the transactions of Air L.A.

        4.6 Absence of Undisclosed Liabilities. Air L.A. does not have any liability of any nature whatsoever (whether known or unknown, due or to become due, accrued, absolute, contingent or otherwise) including, without limitation, any unfunded obligation under employee benefit plans or arrangements or liabilities for taxes, except for (i) liabilities reflected or reserved against in the Air L.A. Balance Sheet as of May 31, 1995 (the "Air L.A. Balance Sheet Date"), and (ii) current liabilities incurred in the ordinary course of business and consistent with past practice after the Air L.A. Balance Sheet Date which, individually and in the aggregate, do not have a Material Adverse Effect and any other liabilities in excess of $5,000. Air L.A. is not a party to any agreement, or subject to any charter or by-law provision, any other corporate limitation or any Legal Requirement, which has, or in the future can reasonably be expected to have, a Material Adverse Effect.

        4.7 Absence of Material Adverse Effect; Conduct of Business. Since the Air L.A. Balance Sheet Date, there has been no change in, or effect on, Air L.A. or its business which has had, or with reasonable probability might have, a Material Adverse Effect and to the knowledge of Air L.A., there is no condition, development or contingency of any kind (including, without limitation, any Claim) existing or in prospect which, so far as reasonably can be foreseen at this time, may result in any Material Adverse Effect.

        4.8  Legal Matters.

             (i) There is no Claim pending against, or, to the best knowledge of Air L.A., threatened against Air L.A. or any of its properties or rights before or by any court, arbitrator, panel, agency or other governmental, administrative or judicial entity, except as set forth in the Air L.A. Financial Statements and the Air L.A. Balance Sheet; and

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
Air L.A. is not subject to any Judgment of any governmental, administrative or judicial authority.

                (ii) The business of Air L.A. is being conducted in compliance with all Legal Requirements applicable to Air L.A. or any of its businesses or properties other than instances of noncompliance that individually or in the aggregate would not, and insofar as may reasonably be foreseen in the future will not, have a Material Adverse Effect. Air L.A. holds, and is in compliance with, all Permits required by all applicable Legal Requirements other than instances of noncompliance that individually or in the aggregate would not, and insofar as may reasonably be foreseen in the future will not, have a Material Adverse Effect.

               (iii) Air L.A. owns or holds all Permits material to the conduct of its business. No event has occurred and is continuing which permits, or after notice or lapse of time or both would permit, any modification or termination of any Permit.

                (iv) Air L.A. (a) has not received any notice asserting any noncompliance with any Legal Requirement or Permit, (b) is not subject to any Legal Requirement or Permit which if enforced against or complied with by Air L.A. would have a Material Adverse Effect, and (c) has no knowledge of any Legal Requirement proposed or under consideration which if effective, other than as disclosed on the Air L.A. Financial Statements, so far as reasonably can be foreseen at this time, could have a Material Adverse Effect. No governmental, administrative or judicial authority has indicated any intention to initiate any investigation, inquiry or review involving Air L.A. or any of its properties or rights.

        4.9 Taxes. Air L.A. has filed, on a timely basis, all returns, reports and declarations required to be filed for all period prior to, and those including, the Closing Date and all such returns, reports and declarations were correct and complete in all material respects. Air L.A. has not extended any time in which to file any such returns, reports or declarations. Air L.A. has paid, or withheld as the case may be, at the time and in the manner required, or where payment is not required to be made, has set up an adequate accrual, in conformity with generally accepted accounting principles consistently applied, for the payment of, all taxes for all periods prior to and those including the Closing Date (whether or not shown on any return, report or declaration) and there are no tax liens on any of its properties. There are no tax audits of any kind pending or threatened against Air L.A. Air L.A. has not received or been threatened with a claim for assessment, proposed assessment, or collection of any tax nor does Air L.A. have any knowledge of any set of facts which could reasonably be expected to give rise to such a claim. Air L.A. does not have outstanding agreements or waivers extending or waiving any statute of limitations with respect to the collection or assessment of any tax nor will it enter into any such agreement prior to or on the Closing Date.

        4.10 Brokers. Neither Air L.A. nor any director, officer or employee thereof has employed any broker or finder or has incurred or will incur any broker's or finder's or similar fees, commissions or expenses, in each case in connection with the transactions contemplated by this Agreement.

        4.11 Disclosure. This Agreement, the information and schedules referred to herein and the information that has been furnished to Conquest by Air L.A. in connection with the transactions contemplated hereby, do not include any untrue statement of a material fact and do not omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

5.      COVENANTS.

        5.1 Bridge Financing. Air L.A. may, after the Closing Date, attempt to obtain bridge loan financing secured by the assets of Air L.A. and Subsidiary. Of such loan proceeds up to $700,000 may be secured by the assets of Subsidiary. Any proceeds which are secured in whole or in part by Subsidiary's assets, up to $700,000, shall be applied to Subsidiary's operations including bringing the Aircraft Leases current, and to reimburse Air L.A., for the deposit made pursuant to Section 10.9. Conquest shall cooperate with Air L.A.'s attempts to obtain such financing, including the execution of any appropriate subordination of Conquest's lien on Subsidiary's assets, if any.

        5.2 Preparation of Financial Statements. Conquest and Air L.A. shall cooperate in the preparation of pro forma financial statements of Subsidiary and its operations in accordance with the requirements of Article 11 of Regulation S-X of the Securities Act of 1933, as amended.

        5.3 Aircraft Leases. Among the assets that Air L.A. seeks to acquire in connection with purchase of the Stock, is the right to continue to use in Subsidiary certain aircraft listed on Exhibit G currently leased by Conquest pursuant to certain aircraft leases (the "Aircraft Leases"). In this regard, Air L.A. has agreed to assume all obligations under the Aircraft Leases after the Closing Date. Notwithstanding anything hereunder to the contrary, Air L.A. acknowledges and agrees that the lessors named on Exhibit G of aircraft listed thereon may condition their consent to the transfer of the Aircraft Leases to Subsidiary and to the transactions contemplated by this Agreement on, among other things, completion of Air L.A.'s Secondary Offering as defined in Section
5.7 below. The parties will cooperate and use their best efforts to cause the conditions to obtaining such consents to be fulfilled. Conquest shall remain liable (jointly and severally with Subsidiary) on the Aircraft Leases until completion of the Secondary Offering. Upon the completion of the Secondary Offering, Air L.A. shall take all reasonably necessary steps to cause the assignment of those Aircraft Leases into its or Subsidiary's own name and to cause Conquest to be released from its obligations thereunder, including the deposit with the lessors of up to an aggregate of three month's lease payments as a security deposit on the Aircraft Leases. Air L.A. shall indemnify Conquest for any liability arising out of Air L.A.'s or Subsidiary's non-performance under the Aircraft Leases after the Closing Date.

        5.4 Section 338 Election. Air L.A. intends to exercise its election under Section 338 of the Internal Revenue Code of 1986, as amended, with respect to its acquisition of the Stock and Conquest agrees to cooperate with Air L.A. in the filing of a joint election.

        5.5 Tax Liability. Conquest shall remain the agent for Subsidiary with respect to all income tax liabiity of Subsidiary arising prior to and including the Closing Date.

        5.6 Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its best efforts at its own expense to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers of Conquest, Subsidiary and Air L.A. shall take all such necessary action.

        5.7 Secondary Offering. Attached hereto as Exhibit I is a true, complete and correct copy of the letter of intent (the "Letter of Intent") between Air L.A. and Spelman & Co., Inc., relating to a proposed public offering (the "Secondary Offering") of Air L.A.'s common stock. Air L.A. will use its best efforts to consummate the Secondary Offering on substantially the terms set forth in the Letter of Intent as soon as practicable but in no event later than December 31, 1995. Air L.A. will not make any material change in the terms of the Secondary Offering from those described in the Letter of Intent without the prior written consent of Conquest, which consent will not be unreasonably withheld.

        5.8 Annual Meeting, Amendments to Certificate of Incorporation. At the Annual Meeting, Air L.A. will seek stockholder approval of, among other things, proposals to amend Air L.A.'s Certificate of Incorporation to (i) authorize at least 3,000,000 shares of preferred stock designated Series A Convertible Preferred Stock as described in Exhibit B and which will be issued upon conversion of the Convertible Note, (ii) increase the number of authorized shares of Air L.A.'s common stock from 10,000,000 shares to 50,000,000 shares and (iii) effect a one for four reverse split of the outstanding shares of Air L.A. common stock. Upon authorization of the amendments to the Air L.A. Certificate of Incorporation as described above, Air L.A. will immediately file a Certificate of Amendment to its Certificate of Incorporation to effect the foregoing amendments.

        5.9 Chief Executive Officer. At Conquest's request, Air L.A. will use its best efforts to hire a new Chief Executive Officer who shall be acceptable to Conquest in its reasonable discretion so long as the Convertible Note is outstanding.

        5.10 Board Representation. From the Closing Date and until the issuance of the Preferred Stock, Air L.A. will use its best efforts to cause its Board of Directors to consist of seven members and to cause the election or appointment of a designee of Conquest (the "Conquest Designee") as two of the seven members. Without limiting the foregoing, Air

L.A. will cause the nomination for election to the Board of such designees at the Annual Meeting. Until such time as the Convertible Note has been paid in full or converted into Preferred Stock, unless the Conquest Designees shall be serving on Air L.A.'s Board of Directors, Air L.A. will give Conquest actual notice of all regular meetings and all special meetings of Air L.A.'s Board of Directors, will permit a person designated from time to time by Conquest to attend such meetings as observers, and will provide Conquest with all information provided to the directors of Air L.A. Such regular meetings will be held at least quarterly and at least a majority of the members of Board of Directors must be present at such meetings. Air L.A. will reimburse any person designated as observers by Conquest for reasonable out-of-pocket expenses incurred traveling to and attending such meetings. Conquest agrees that it and its designees shall not disclose any confidential information obtained in connection with this Section 5.10 to any person (other than persons in a confidential relationship with Conquest) unless such person has agreed in writing to maintain such information confidential; provided, however, that nothing herein shall be deemed to prevent the disclosure of any confidential information if such disclosure is (i) required to be made in a judicial, administrative or governmental proceeding, (ii) required by any applicable law or regulation, (iii) made to any governmental agency or regulatory body having or claiming authority over any aspect of Conquest's businesses in connection with the exercise of such authority or claimed authority, (iv) subject to subpoena, or (v) made on a confidential basis as Conquest deems reasonably necessary or appropriate to any of its investors, any bank or financial institution and/or counsel to or other representatives of such investors, bank or financial institution.

        5.11 Conquest Employees. With respect to Conquest's or Subsidiary's employees, Conquest and Air L.A. will cooperate to ensure that there will be no notice obligations under the Worker Adjustment and Retraining Notification Act or other applicable law. Conquest shall cooperate with Air L.A. and take all reasonable actions to assure that Air L.A. is not subject to liability for any employee actions or claims arising during their employment in the airline operations of Conquest or Subsidiary prior to the closing of the transaction contemplated by this Agreement, other than as incurred in the normal course of business of the airline. Conquest will indemnify Air L.A. from and against any loss, claim or damage for employment related claims or liabilities outside of the normal course of business of Conquest or Subsidiary and arising prior to the Closing Date in accordance with the provisions of Section 7. Air L.A. covenants that it will centralize its operations in Austin, Texas, and agrees that neither Conquest nor Subsidiary shall be obligated to terminate any employees prior to Closing.

        5.12 Access to Information. From and after the date hereof until the CLosing Date, Air L.A., Conquest and each of their representatives and advisors shall have reasonable access to the other's books and records for the purpose of performing due diligence in connection with the transactions contemplated by this Agreement. Each shall make its officers and executive employees available at reasonable times to respond to questions that the other, its representatives or advisors may have during that time.

6. Survival. All representations, warranties, covenants and agreements contained in this Agreement, or in any exhibit, schedule, certificate, document or statement delivered pursuant hereto, shall survive (and not be affected in any respect by) the Closing for a period of one year, notwithstanding any investigation conducted by any party hereto and (subject to the provisos set forth in Sections 7.1 and 7.2 hereof) any information which any party may receive; provided that any covenant or undertaking which, by its terms or by fair implication, is to continue for any longer period of time shall continue in effect for such longer period of time.

7. Indemnification. The parties shall indemnify each other as set forth below:

        7.1 Indemnification by Conquest. Subject to Sections 6 and 8 hereof, Conquest shall, from and after the Closing, indemnify, defend and hold harmless Air L.A. and its officers, directors, shareholders, employees and agents from and against all claims, losses, damages, liabilities and expenses (including without limitation attorneys' fees, settlement costs and any legal or other expenses for investigation or defending any actions or threatened actions) asserted against, imposed upon or incurred by Air L.A. or its officers, directors, stockholders, employees and agents in connection with, on account of, or as a result of (i) any misrepresentations or breach of any of the representations and warranties made by Conquest herein, (ii) the breach of any covenant, agreement or obligation of Conquest contained herein, (iii) any taxes which are assessed in respect of the transfer of assets and liabilities pursuant to the Assignment Agreement, or (iv) the operation of its business prior to the Closing Date, except for the specific liabilities included on the Subsidiary Balance Sheet attached hereto as Exhibit F and any liabilities thereafter incurred in the normal course of Subsidiary's business, but including any loss, claim, damage or expense arising out of the failure to perform regularly scheduled maintenance to the subject aircraft pursuant to the terms of the Aircraft Leases.

        7.2 Indemnification by Air L.A. Subject to Sections 6 and 8 hereof, Air L.A. shall, from and after the Closing, indemnify, defend and hold harmless Conquest, its officers, directors, shareholders, employees and agents from and against all claims, losses, damages, liabilities and expenses (including without limitation, settlement costs and any legal or other expenses for investigation or defending any actions or threatened actions) asserted against, imposed upon or incurred by Conquest or its officers, directors, shareholders, employees and agents, in connection with, on account of, or as a result of (i) any misrepresentations or breach of any of the representations and warranties made by Air L.A. herein, or (ii) the breach of any covenant, agreement or obligation of Air L.A. contained herein, or (iii) Air L.A.'s ownership of the Stock and/or operation of the business of the Subsidiary following the Closing Date, including but not limited to any failure to pay any of the liabilities reflected in the Subsidiary Balance Sheet or thereafter incurred in the normal course of Subsidiary's business.

8. Rules Regarding Indemnification. The obligations and liabilities of each indemnifying party hereunder with respect to claims resulting from the assertion of liability by the other party or third parties shall be subject to the following terms and conditions:

        8.1 The indemnified party shall give prompt written notice to the indemnifying party of any claim which might reasonably be deemed to give rise to a claim by the indemnified party against the indemnifying party based on the indemnity agreements contained in Section 7 hereof, stating the nature and basis of said claims and the amounts thereof, to the extent known.

        8.2 In the event any action, suit or proceeding is brought against the indemnified party, with respect to which the indemnifying party may have liability under the indemnity agreement contained in Section 7 hereof, the action, suit or proceeding shall be defended (including all proceedings on appeal or for review which counsel for the indemnified party shall deem appropriate) by the indemnifying party. The indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the indemnified party's own expense unless the employment of such counsel and the payment of such fees and expenses both shall have been specifically authorized by the indemnifying party in connection with the defense of such action, suit or proceeding, or such indemnified party shall have reasonably concluded and specifically notified the indemnifying party that there may be specific defenses available to it which are different from or additional to those available to indemnifying party or that such action, suit or proceeding involves or could have an effect upon matters beyond the scope of the indemnity agreement contained in Section 7 hereof, in any of which events the indemnifying party, to the extent made necessary by such defenses, shall not have the right to direct the defense of such action, suit or proceeding on behalf of the indemnified party. In such case only that portion of such fees reasonably related to matters covered by the indemnity agreement contained in Section 7 hereof shall be borne by the indemnifying party. The indemnified party shall be kept fully informed of such action, suit or proceeding at all stages thereof whether or not it is so represented. The indemnifying party shall make available to the indemnified party and its attorneys and accountants all books and records of the indemnifying party relating to such proceedings or litigation and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper adequate defense of any such action, suit or proceeding.

        8.2 The indemnified party shall not make any settlement of any claims without the written consent of the indemnifying party, which consent shall not be reasonably withheld or delayed.

9. Conditions to the Obligations of Air L.A. to Effect the Closing. The obligations of Air L.A. required to be performed by it at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by Air L.A. as provided herein except as otherwise required by applicable law:

        9.1 Representations and Warranties; Agreements; Covenants. Each of the representations and warranties of Conquest and Subsidiary contained in this Agreement shall be true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing. Each of the obligations of Conquest required by this Agreement to be performed by it at or prior to the Closing shall have been duly performed and complied with in all material respects as of the Closing, and all conditions precedent under this Section 9 shall have been satisfied. At the Closing, Air L.A. shall have received a certificate, dated the Closing Date and duly executed by the chief executive officer and the chief financial officer of Conquest and Subsidiary, to the effect that the conditions set forth in the two preceding sentences have been satisfied, including but not limited to the Minimum Net Book Value set forth in Section 3.9.

        9.2 Authorization; Consents. All corporate action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by Conquest. All notices to, and declarations, filings and registrations with, and consents, authorizations, approvals and waivers from, third parties and governmental and regulatory bodies required to consummate the transactions contemplated hereby, which, either individually or in the aggregate, if not made or obtained, would have a Material Adverse Effect shall have been made or obtained except for (i) the consent of the lessors under the Aircraft Leases which may be conditioned upon the closing of the Secondary Offering as described in Section 5.3 and (ii) any other consents which, pursuant to Schedule 3.3, are to be obtained and delivered subsequent to the Closing.

        9.3 Absence of Litigation. No order, stay, injunction or decree of any court of competent jurisdiction in the United States shall be in effect (i) that prevents or delays (beyond June 30, 1995) the consummation of any of the transactions contemplated hereby or (ii) that would impose any material limitation on the ability of Air L.A. effectively to exercise full rights of ownership of the Stock. No action, suit or proceeding before any court or any governmental or regulatory entity shall be pending (or threatened by any governmental or regulatory entity), and no investigation by any governmental or regulatory entity shall have been commenced (and be pending) seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by this Agreement or seeking material damages in connection therewith which Air L.A., in good faith and with the advice of counsel, believes makes it undesirable for Air L.A. to proceed with the consummation of the transactions contemplated hereby.

        9.4 Aircraft. Subject to Subsidiary's responsibility or obligation for up to $400,000 of accrued lease payables and $110,000 of accrued engine reserves (as of May 31, 1995), Conquest shall have endeavored to obtain the consents of the lessors under the Aircraft Leases with respect to the assignment thereof by Conquest to Subsidiary (and, if required, with respect to any deemed assignment upon the sale of the Stock hereunder), provided that failure to obtain such consents shall not delay the Closing. Conquest shall thereafter remain liable on the Aircraft Leases in accordance with Section 5.3, and shall continue to seek any required consents. Conquest shall return all aircraft, other than those listed on Exhibit G, to the lessor(s) thereof, and Conquest will assume all costs and expenses in connection therewith.

10. Conditions to the Obligations of Conquest to Effect the Closing. The obligations of Conquest required to be performed by it at the CLosing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by Conquest as provided herein except as otherwise required by applicable law:

        10.1 Representations and Warranties; Agreements. Each of the representations and warranties of Air L.A. contained in this Agreement shall be true and correct in all material respects as of the date hereof and (having been deemed to have been made again at and as of the Closing) shall be true and correct in all material respects as of the Closing. Each of the obligations of Air L.A. required by this Agreement to be performed by it at or prior to the Closing shall have been duly performed and complied with in all material respects as of the Closing and all conditions precedent under this Section 10 shall have been satisfied. At the Closing, Conquest shall have received a certificate, dated the Closing Date and duly executed by the chief executive officer and the chief financial officer of Air L.A. to the effect that the conditions set forth in the preceding two sentences have been satisfied.

        10.2 Authorization; Consents. All corporate action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by Air L.A. All notices to, and declarations, filings and registrations with, and consents, authorizations, approvals and waivers from, governmental and regulatory bodies required to consummate the transactions contemplated hereby, which, either individually or in the aggregate, if not made or obtained, would have a Material Adverse Effect shall have been made or obtained.

        10.3 Absence of Litigation. No order, stay, injunction or decree of any court of competent jurisdiction in the United States shall be in effect
(i) that prevents or delays (beyond June 30, 1995) the consummation of any of the transactions contemplated hereby or (ii) that would impose any material limitation on the ability of Conquest effectively to exercise full rights of ownership of the Notes. No action, suit or proceeding before any court or any governmental or regulatory entity shall be pending (or threatened by any governmental or regulatory entity), and no investigation by any government or regulatory entity shall have been commenced (and be pending) seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by this Agreement or seeking material damages in connection therewith which Conquest, in good faith and with the advice of counsel, believes makes it undesirable for Conquest to proceed with the consummation of the transactions contemplated hereby.

        10.4 Voting Agreement. The stockholders of Air L.A. listed on Exhibit H-1 (the "Insiders"), Air L.A. and Conquest shall have entered into a Voting Agreement, substantially in the form of Exhibit H-2 hereto, pursuant to which the Insiders will agree to vote their shares of Air L.A. common stock in favor of the election of the two Conquest Designees for director of Air L.A. and for the other matters referred to in
Section 5.10 hereof.

        10.5 Consent of Spelman & Co., Inc. The consent of Spelman & Co., Inc. to the transactions contemplated by this Agreement as required by the Letter of Intent shall have been obtained.

        10.6 Certificates. Conquest shall have furnished Air L.A. with such certificates of its officers and others as Air L.A. may reasonably request to evidence compliance with the conditions set forth in this Section 10.

        10.7 Security Documents. Air L.A. and Subsidiary shall have delivered to Conquest a guaranty and security agreement in the form of Exhibit J hereto (the "Security Agreement") duly executed in favor of Conquest, appropriate financing statements on Form UCC-1, duly executed by Air L.A. and Subsidiary, necessary or desirable in order to perfect the security interests purported to be created by the Security Agreement, and all such other documents requested pursuant to the Security Agreement (collectively, the "Security Documents").

        10.8 Registration Rights Agreement. Air L.A. shall have delivered to Conquest a registration rights agreement in the form of Exhibit K hereto (the "Registration Rights Agreement") providing for certain registration rights with respect to the shares of common stock of Air L.A. issuable upon conversion of the Preferred Stock and the Convertible Note under certain circumstances.

        10.9 Deposit. Air L.A. shall have deposited $250,000 into an escrow account to be paid to the Aircraft Lessors on the close of escrow against any accrued lease payables then outstanding.

11.  Miscellaneous

        11.1 Confidentiality. All data, reports, forecasts, records, drawings documentation, processes, designs, photographs, specifications, and commercial, financial or other information, whether written or oral, machine readable, or any other form (collectively, "Information") disclosed by one party (the "Disclosing Party") and reviewed by the other party (the "Reviewing Party") shall be used only for the purpose of completing due diligence hereunder. Each Reviewing Party agrees to maintain the confidentiality of all Information, and not to disclose that Information to any third party or to use, exploit or copy the Information without the prior written consent of the Disclosing Party.
This restriction shall not apply to Information which (i) is currently in the public domain or subsequently comes into the public domain through no fault of the Reviewing Party and not in breach of this Section 11.1; (ii) was already known to the Reviewing Party on the date of disclosure through a proper and lawful source, provided that such prior knowledge can be substantiated and proved by documentation; or (iii) property and lawfully becomes available to the Reviewing Party from sources independent of the Disclosing Party.

        11.2 Announcements. Prior to the Closing, the timing and content of all announcements regarding any aspect of the transactions contemplated by this Agreement to the financial community, government agencies, employees or the public generally will be mutually agreed upon in advance (unless Air L.A. or Conquest is advised by counsel that any such announcement or other disclosure not mutually agreed upon in advance is required to be made by law). Notwithstanding the foregoing, Conquest and Air L.A. acknowledge that each will be obligated to file a Current Report on Form 8-K concerning the execution of this Agreement and each consents to disclosure of the information contained herein on that report.

        11.3 Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, investment bankers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated. Conquest shall be responsible for payment of any sales taxes arising out of the sale of the Stock, or the transfer of assets and liabilities pursuant to the Assignment Agreement.

        11.4 Headings. The section headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

        11.5 Notices. All notices or other communications required or permitted hereunder shall be given in writing and shall be deemed sufficient if delivered by hand, telecopied, or mailed by registered or certified mail, postage prepaid (return receipt requested), as follows:

                        If to Conquest:

                        Stephen Feldman, Chairman of the Board
                        Conquest Industries Inc.
                        2215 E.M. Franklin Avenue
                        Austin, Texas  78723-9970
                        Fax No. (212) 355-3631

                        With a copy to:

                        Stephen A. Weiss, Esq.
                        Solomon, Weiss & Moskowitz, P.C.
                        650 Fifth Avenue, 7th Floor
                        New York, New York  10019
                        Fax No. (212) 246-2561
                if to Air L.A.:

                Dennis Altbrandt, Chief Executive Officer
                Air L.A., Inc.
                5933 West Century Blvd., Suite 500
                Los Angeles, California  90045
                Fax No. (310) 641-2344


                With a copy to:

                Dennis J. Doucette, Esq.
                Luce, Forward, Hamilton & Scripps
                600 West Broadway, Suite 2600
                San Diego, California  92101
                Fax No. (619) 232-8311

or such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of the date so delivered or telecopied or three days after the date so mailed; provided, however, that any notice or communication changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.

        11.6 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and the provisions of Section 7 hereof shall inure to the benefit of the Indemnified Parties referred to therein; provided, however, except as set forth below, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties. Notwithstanding the foregoing, Conquest may assign the right to receive all or any portion of the Purchase Price, including all or any portion of the Note and any associated rights, to any of its lenders or investors without the consent of Air L.A. or any other party.

        11.7 Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) embodies the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior written or oral commitments, arrangements or understandings with respect thereto. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the transactions contemplated hereby other than those expressly set forth herein.

        11.8 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

        11.9 Governing Law. This Agreement shall be governed by the laws of the State of California (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect and performance.

        11.10 Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement shall have the respective meanings given to them in accordance with generally accepted accounting principles on the date hereof.

        11.11 Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        AIR L.A., INC.

                                        By: DENNIS ALTBRANDT
                                            -----------------------------
                                            Dennis Altbrandt
                                            Chief Executive Officer

                                        CONQUEST AIRLINES CORP.

                                        By: STEPHEN FELDMAN
                                            -----------------------------
                                            Stephen Feldman
                                            Chairman of the Board

                                        CONQUEST INDUSTRIES INC.

                                        By: STEPHEN FELDMAN
                                            -----------------------------
                                            Stephen Feldman
                                            Chairman of the Board

                                  Schedule 3.3

         In connection with the transfer of assets and assignment of liabilities of the airline operations by Conquest to the Subsidiary, Conquest did not obtain lessor consents for the assignment of the Aircraft Leases, or for the assignment of any other leases respecting assets or facilities utilized in the airline operations (as reflected on the attached list). Also, see
Schedule 3.8 regarding the Tax Abatement Agreement.

         In addition, the real property transferred by Conquest to the Subsidiary, located in Travis County, Texas, is subject to an outstanding Deed of Trust securing the remaining obligations under an outstanding Real Estate Lien Note, dated December 28, 1989, originally issued by Conquest (under its prior name, Conquest Airlines Corporation) to Travis L. Weathers and Clifton J. Knezek. Although such Real Estate Lien Note and Deed of Trust do not purport to prohibit the transfer of the underlying real property, or deem such a transfer to be a default, Conquest makes no representations or warranties with respect to any required consent of the holders of such Real Estate Lien Note or the trustee or beneficiaries of such Deed of Trust.

                 Additional Leases Regarding Airline Operations


                 1. Lease agreement with ATT for phone system, extending to April 1996.

                 2. Lease agreement with ALCO Capital Resources, Inc. for a photocopier, extending to December 1995.

                 3. Lease agreement with AMR Information Services, in respect of reservation system set-up, extending to April 1998.

                 4. Month-to-month leases for office spaces at the various airport facilities to which the airline operations provide carrier service.

                                  Schedule 3.8

         Conquest is party to a Tax Abatement Agreement with the City of Austin, Texas, entered into in December 1989, the obligations under which have been assigned by Conquest to the Subsidiary (although Conquest has not requested the written approval of the City of Austin, required with respect to such assignment). Such Tax Abatement Agreement, a true and complete copy of which has heretofore been provided to Air L.A., imposes certain requirements upon the airline operation, in order to qualify for certain tax abatements.

                                  Schedule 3.9

         Reference is made to the Aircraft Leases, the office leases referred to in Schedule 3.3, and the Tax Abatement Agreement described in Schedule 3.8.

                   CERTIFICATE OF DESIGNATIONS, PREFERENCES,
                   AND RIGHTS OF CONVERTIBLE PREFERRED STOCK


        William Hirsch and William Wolf certify:

        Air L.A., Inc., a Delaware corporation, does by its president and its secretary hereby certify as follows:

        FIRST: That by the certificate of incorporation duly filed in the above state, the total number of shares which this corporation may issue is stated by Article 4 to be as follows:

                "The total number of shares of stock which the Corporation shall have authority to issue is Fifteen Million Five Hundred Thousand (15,500,000) of which 12,500,000 shares shall be common stock, par value of ten cents ($.10) each, and 3,000,000 shares shall be preferred stock, par value of one dollar ($1.00) each. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series."

        SECOND: That pursuant to the authority so vested in the board of directors by the Certificate of Incorporation, the board of directors at a meeting duly convened and held on the _______ day of ______________, 1995, adopted the following resolution:

        RESOLVED, that a series of the class of authorized $1.00 Par Value Preferred Stock of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

                Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Convertible Preferred Stock" (hereinafter referred to as "Convertible Preferred Stock") and the number of shares constituting such series shall be 3,000,000.

                Section 2. Dividends. The holders of Convertible Preferred Stock shall not be entitled to receive dividends.

        Section 3. Mandatory Redemption. Any net proceeds ("Proceeds") received by the Corporation, after the payment of underwriters' discounts and commissions, but no other amounts, from the exercise of the underwriter's overallotment option in its secondary public offering referred to in Section
5.7 of the Stock Purchase Agreement, dated June __, 1995, by and among the Corporation, Conquest Industries Inc. and Conquest Airlines Corp., which is expected to close not later than December 31, 1995, but notwithstanding when such offering closes (the "Secondary Offering"), will be applied to redeem shares of the Convertible Preferred Stock to the extent of such Proceeds at the par value.

        Shares of Convertible Preferred Stock shall be so redeemed on the date (or dates) (each, a "Redemption Date") of receipt of such Proceeds. To the extent there are insufficient Proceeds for redemption of all shares of Convertible Preferred Stock, Proceeds shall be applied to each holder's shares of Convertible Preferred Stock on a pro rata basis. If less than all of the shares of Convertible Preferred Stock are redeemed, all unredeemed shares shall remain outstanding and shall be entitled to all the rights and preferences of outstanding shares of Convertible Preferred Stock hereunder. In case less than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

        Any shares of the Convertible Preferred Stock redeemed pursuant to this
Section 3 or otherwise acquired by the Corporation in any manner whatsoever shall be permanently retired immediately on the acquisition thereof and shall not under any circumstances be reissued.

        As soon as practicable after notice that the underwriters have exercised their overallotment option and Proceeds are to be received, the Corporation shall give written notice to each holder of shares of Convertible Preferred Stock to be redeemed indicating the number of shares to be redeemed and the certificate numbers thereof. Notice of each redemption of Convertible Preferred Stock pursuant to this Section 3, specifying the date and place of redemption and the number of shares and the certificate numbers thereof which are to be redeemed, shall be mailed to each holder of record of shares to be redeemed at its address as shown by the records of the Corporation not more than 60 nor less than five days prior to the date on which such redemption is to be made.

        Section 4. Voting Rights. The holders of Convertible Preferred Stock shall have the following voting rights:

                (A) Except as provided in Section 4(B) below, the holders of the Convertible Preferred Stock shall have no voting rights other than (i) the right, voting separately as a single class, to elect two directors of the Corporation and (ii) as otherwise required by law; provided however, that the right of the holders of the Convertible Preferred Stock to elect two directors shall be eliminated at such time, and only when, the number of shares of Common Stock of the Corporation ("Common Stock") issued on conversion of the Convertible Preferred Stock is sufficient, when using cumulative voting (and provided that cumulative voting is then permitted to the holders of Common Stock), to elect two directors.

        (B) If the Corporation has not completed the Secondary Offering by December 31, 1995, then, in addition to the voting rights for directors set forth in Section 4(A) above, the holders of the Convertible Preferred Stock shall have the same voting rights as the holders of the Common Stock. The number of votes to which each share of the Convertible Preferred Stock shall be entitled shall be determined by dividing one by the closing bid price per share of the Common Stock on the record date for the shareholder meeting or action. The holders of the Convertible Preferred Stock shall be entitled to cast for the election of directors as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) they would be entitled to cast for the election of directors with respect to their shares of Convertible Preferred Stock multiplied by the number of directors to be elected, and the holders of the Convertible Preferred Stock may cast all such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as they may see fit. Except as otherwise provided herein or by law, the holders of the Convertible Preferred Stock and the holders of the Common Stock shall vote together as one class on all matters submitted to a vote of the Corporation's stockholders.

        Section 5. Liquidation Rights. The preferential amount payable to the holders of the Convertible Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, prior to and in preference to any distribution of any assets or surplus funds of the Corporation to the holders of any other equity securities of the Corporation, is $1.00 per share. If the assets or surplus funds to be distributed to the holders of the Convertible Preferred Stock are insufficient to permit the payment to such holders of their full preferential amount, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Convertible Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

        Section 6. Conversion. The Convertible Preferred Stock shall be convertible into, and for the number of shares of, Common Stock as follows:

        (A) If the Corporation completes the Secondary Offering prior to December 31, 1995, then the shares of the Convertible Preferred Stock shall be convertible into shares of Common Stock, at the election of the Corporation or the holders of the Convertible Preferred Stock, as follows:

          (i) On or after the date six months after the closing of the Secondary Offering, the holders of the Convertible Preferred Stock may convert in the aggregate (on a first come-first served basis as among such holders), up to the greater of (a) Seven Hundred Fifty Thousand Dollars ($750,000) par value of the Convertible Preferred Stock or (b) that amount of Convertible Preferred Stock having an aggregate par value equal to the product of (1) 25% of the number of shares of Common Stock into which all three million shares of Convertible Preferred Stock would have been converted at a conversion price equal to the price to the public of the Common Stock in the Secondary Offering, multiplied by (2) the Conversion Price (as defined below) as in effect with respect to each conversion which is included in the calculation hereunder.

          (ii) On or after the date 12 months after the closing of the Secondary Offering, the holders of the Convertible Preferred Stock may convert in the aggregate (on a first come-first served basis as among such holders), up to the greater of (a) an additional Seven Hundred Fifty Thousand Dollars ($750,000) par value of Convertible Preferred Stock or (b) that amount of additional Convertible Preferred Stock having an aggregate par value equal to the product of (1) 25% of the number of shares of Common Stock into which all three million shares of Convertible Preferred Stock would have been converted at a conversion price equal to the price to the public of the Common Stock in the Secondary Offering, multiplied by (2) the Conversion Price as in effect with respect to each conversion which is included in the calculation hereunder.

          (iii) On or after the date 18 months after the closing of the Secondary Offering, the holders of the Convertible Preferred Stock may convert in the aggregate (on a first come-first served basis as among such holders), up to the greater of (a) an additional Seven Hundred Fifty Thousand Dollars ($750,000) par value of Convertible Preferred Stock or
     (b) that amount of additional Convertible Preferred Stock having an aggregate par value equal to the product of (1) 25% of the number of shares of Common Stock into which all three million shares of Convertible Preferred Stock would have been converted to a conversion price equal to the price to the public of the Common Stock in the Secondary Offering, multiplied by (2) the Conversion Price as in effect with respect to each conversion which is included in the calculation hereunder.

                (iv) To the extent that additional shares of Convertible Preferred Stock remain unconverted, then, on or after the date 24 months after the closing of the Secondary Offering, the holders of the Convertible Preferred Stock may convert any remaining Convertible Preferred Stock.

Notwithstanding anything to the contrary contained herein, in no event will the holders of the Convertible Preferred Stock be entitled to convert in excess of the aggregate par value of the shares of Convertible Preferred Stock outstanding.

If the Corporation does not complete the Secondary Offering by December 31, 1995, then all of the shares of Convertible Preferred Stock shall become immediately convertible at such times and in such amounts as the holders thereof shall desire.

        (B) The conversion rate for each share of Convertible Preferred Stock shall be determined by dividing one by the last reported closing bid price for the Corporation's Common Stock on the date immediately prior to the date of the holder's notice of conversion, subject to adjustment as provided below. Such closing bid price is referred to herein as the "Conversion Price."

        (C) Before any Convertible Preferred Stock may be converted into Common Stock at the option of the holder, the holder must surrender the certificate or certificates for those shares, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Corporation or of any transfer agent for the Convertible Preferred Stock. The holder shall also give written notice to the Corporation at such office that the holder elects to convert a specified number or all of the shares represented by the surrendered certificate(s). The notice shall also specify the name or names in which the holder wishes the certificate or certificates for Common Stock to be issued. If a name specified is not that of the holder, the notice shall also state the address of the new holder and any other information required by law. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to the holder of Convertible Preferred Stock converted, or to that holder's nominee or nominees, certificates for the number of full shares of Common Stock to which the holder shall be entitled,


and shall pay to the holder cash (calculated at the applicable Conversion Price) in lieu of any fraction of a share. Conversion shall be deemed to have been made as of the date of notice by the holder of the Convertible Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of those shares of Common Stock on that date. Convertible Preferred Stock that is converted upon the Corporation's election shall be converted into Common Stock upon the basis set forth above, and shares of Common Stock shall thereupon be issued and outstanding. The board of directors of the Corporation may order any holders of outstanding certificates of Convertible Preferred Stock to surrender them for certificates evidencing Common Stock. The order may provide that a holder of certificates so to be exchanged is not entitled to vote or to receive dividends or to exercise any other rights of a stockholder until the holder has complied with this order, but this order shall be operative only after notice and only until compliance.

        (D) The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of all outstanding shares of the Convertible Preferred Stock. The Corporation shall not grant any rights to purchase and shall not issue any additional shares of Common Stock or securities convertible into or exchangeable for Common Stock if, as a result of such issuance, there would be an insufficient number of shares of Common Stock remaining unissued and available for issuance to permit conversion of all the then outstanding shares of convertible Preferred Stock.

        Section 7. Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to each holder of Convertible Preferred Stock at least ten (10) days prior to the record date specified for such action, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution and describing such dividend or distribution.

        Section 8. Registration Rights. The Convertible Preferred Stock shall be "restricted shares" under Rule 144 of the Securities Act of 1933, as amended, and shall be subject to the requirements of such Rule. The holders of the Preferred Stock shall have certain registration rights as set forth in that Registration Rights Agreement, dated _______________, 1995 between the Corporation and Conquest Industries Inc., a Delaware corporation.

        Section 9. Notices. Any notices required by the provisions of this Certificate to be given to the holders of Convertible Preferred Stock shall be deemed given at the time deposited in the United States mail, postage prepaid and addressed to each holder of record at its address appearing on the books of the Corporation.

        Section 10. Transferability. The shares of Convertible Preferred Stock may be transferred upon compliance with all applicable federal and state securities laws and regulations.

        Section 11. Covenants. So long as any of the shares of the Convertible Preferred Stock authorized hereby shall be outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of not less than sixty-six and two-thirds percent (66-2/3%) of such outstanding shares of Convertible Preferred Stock:

        (a) amend or repeal any provision of, or add any provision to, the corporation's Certificate of Incorporation or Bylaws if such action would alter or change the par value of the Convertible Preferred Stock or the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of the Convertible Preferred Stock;

        (b) reclassify any Common Stock into shares having any preference or priority as to dividends or assets (including, without limitation, upon liquidation, dissolution or winding up) superior to or on a parity with any such preference or priority of the Convertible Preferred Stock;

        (c) pay or declare any cash dividend on any securities or apply any of its assets to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries or otherwise, of any securities junior in priority as to dividends or assets ("Junior Securities"), or on a parity with any preference or priority of the Convertible Preferred Stock ("Parity Securities"), or any rights, options, warrants to purchase, or securities convertible into, Junior Securities or Parity Securities;

        (d) create or issue any securities of the Corporation which have equity features and which rank on a parity with or senior to the Convertible Preferred Stock upon payment of dividends or upon liquidation, dissolution, winding up or other distribution of assets or with any terms more favorable than those of the Convertible Preferred Stock;

        (e) increase the authorized number of directors constituting the Board of Directors of the corporation to a number greater than five (5).

        IN WITNESS WHEREOF, Air L.A., Inc. has caused this Certificate of Designations, Preferences and Rights of Convertible Preferred Stock to be duly executed by its president and attested to by its secretary, this __ day of June, 1995.


                                        --------------------------------------
                                        William Hirsch, President


                                        --------------------------------------
                                        William Wolf, Secretary


                          CONVERTIBLE PROMISSORY NOTE

$3,000,000                                                        June __, 1995
                                                        Los Angeles, California


        FOR VALUE RECEIVED, AIR L.A., INC., a Delaware corporation ("Maker"), promises to pay to Conquest Industries Inc., a Delaware corporation ("Holder"), or order, at 2215 E.M. Franklin Avenue, Austin, Texas, 78723-9970, the principal amount of Three Million Dollars ($3,000,000), with interest on such amount from the date and at the rate set forth below and payable as follows:

        1. Maturity Date. The principal shall be due on August 31, 1995 ("Maturity Date"). After the Maturity Date, principal, together with any and all accrued and unpaid interest, shall be due upon demand.

        2. Interest Rate. The amount of outstanding principal from and after the Maturity Date shall bear interest at a floating rate equal to the Prime Rate as set from time to time by the Federal Bank in San Francisco plus one percent (1%) per annum. Interest shall be calculated on the basis of a 365-day year.

        3. Payment. Any payment hereunder shall be applied first to the payment of costs and charges of collection, if any, then to accrued interest, and the balance, if any, shall be then applied to reduction of principal. Principal and interest are payable in lawful money of the United States of America. Maker shall have the right to prepay any amounts due hereunder at any time, without premium or penalty.

        4. Stock Purchase Agreement and Security. This Note shall be secured by the assets of Maker and Conquest Airlines Corp. ("Subsidiary"). This Note is a duly authorized note of the Maker, issued pursuant to the Stock Purchase Agreement, dated as of June __, 1995 (the "Stock Purchase Agreement"), by and among Maker, Holder and Subsidiary. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Stock Purchase Agreement. Reference is made to the Security Documents delivered pursuant to the terms of the Stock Purchase Agreement. As security for the payment of the Note and any other present or future obligation or liability of Maker to Holder, Maker and Subsidiary have granted Holder a security interest in the collateral described in the Guaranty and Security Agreement constituting a Security Document. Reference to the Stock Purchase Agreement, and to the other documents delivered in connection with such Agreement, shall in no way impair the absolute and unconditional obligation of Maker to pay both principal and interest hereon as provided herein.

        5. Conversion Rights. Upon the occurrence of the following events and as follows:

                5.1  Conversion into Preferred Stock.  The shareholders of
Maker shall vote on a proposal to authorize the Preferred Stock of Maker, par value $1.00, at their annual meeting to be held on July 19, 1995, with such
rights, preferences and privileges as are         35
set forth in the Certificate of Designations, Preferences and Rights of Convertible Preferred Stock, which is attached as Exhibit B to the Stock Purchase Agreement. Upon shareholder approval of the Preferred Stock, Maker shall file an appropriate amendment to its Certificate of Incorporation with the Delaware Secretary of State to authorize such Preferred Stock. Subject to the adjustments set forth below, this Note shall automatically convert into 3,000,000 fully paid and non-assessable shares of Preferred Stock upon the filing of such amendment to the Certificate of Incorporation with the Delaware Secretary of State (the "Conversion Date"). On or after the Conversion Date and against delivery to the Maker by Holder of this Note marked "Paid in Full", Maker shall deliver to Holder at the principal office of the Maker, or such other appropriate place as may be mutually agreed upon, a certificate or certificates for such shares of Preferred Stock. In no event, however, shall the Maker be required to issue fractional shares of Preferred Stock.

        5.2 Conversion into Common Stock. In the event that Maker's shareholders do not authorize the Preferred Stock at their annual meeting, or the annual meeting does not take place by September 30, 1995, then Holder shall have the right from time to time to convert all or any portion of the principal and accrued interest of this Note directly into shares of Maker's Common Stock. This Note shall be convertible, in whole or in part, into Common Stock at a price per share equal to the reported closing bid price per share of Common Stock on the trading day immediately prior to the date of Holder's notice of conversion. On or after the date of conversion and against delivery to the Maker by Holder of this Note with instructions as to the amount of principal and/or accrued interest to be converted, Maker shall deliver to Holder at the principal office of the Maker, or such other appropriate place as may be mutually agreed upon, a certificate or certificates for such shares of Common Stock and a new Note of like tenor in the principal amount of the unconverted portion of this Note. In no event, however, shall the Maker be required to issue fractional shares of Common Stock.

        5.3 Notices of Record Date. In the event of any taking by Maker of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any divided (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or to vote in respect of any merger, consolidation or sale of assets of Maker, Maker shall mail to each holder of this Note, at least ten
(10) days prior to the record date specified for such action, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or vote and describing such dividend or distribution or the matter to be voted upon.

    6.  Covenants.

        6.1 Availability of Common Stock for Conversion. The Maker will, from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall be insufficient to permit conversion of all the then outstanding principal amount and/or accrued interest of this Note, or take such other action as necessary to assure that from time to time there shall be a number of shares of Common Stock remaining unissued and available for issuance upon conversion of all the then outstanding principal amount and/or accrued interest of Note. The Maker will not grant any rights to purchase and will not issue any additional shares of Common Stock or securities convertible into or exchangeable for Common Stock if, as a result of such issuance, there would be an insufficient number of shares of Common Stock remaining unissued and available for issuance to permit conversion of all the then outstanding principal amount and/or accrued interest of this Note.

        6.2 Registration Rights. In the event this Note becomes convertible into Common Stock in accordance with the terms hereof, the Holder shall be entitled to all the rights of a holder of Registrable Securities under the Registration Rights Agreement delivered to Holder pursuant to the Stock Purchase Agreement with respect to the Common Stock into which this Note is convertible and such shares of Common Stock shall be deemed Registrable Securities thereunder.

        6.3 No Impairment. The Maker will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms to be observed or performed hereunder by the Maker but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Note against impairment.

    7. Maximum Interest. In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance or detention of money to be loaned hereunder or otherwise for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof exceeds the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Holder shall ever receive as interest under this Note or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal, such excess shall be refunded to Maker.

    8. Attorney's Fees and Costs. If either party hereto commences an arbitration, litigation, judicial proceeding or other action against the other party to enforce any of the terms hereof or because of the breach by such other party of any of the terms hereof, the prevailing party shall be entitled, in addition to any other relief granted, to all costs and expenses incurred by such prevailing party in connection with such action, including, without limitation, all reasonable attorneys' fees, and a right to such costs and expenses shall be deemed to have accrued upon the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment. The prevailing party shall also be entitled to attorneys' fees and costs reasonably incurred in connection with this Note in any bankruptcy, insolvency, reorganization or other debtor-relief proceeding.

        9. Waivers. Maker hereby waives diligence, demand, presentment, dishonor, notice of non-payment, protest and notice of protest; expressly agrees that this Note, or any payment hereunder, may be renewed, modified or extended from time to time and at any time; and consents to the acceptance or release of security for this Note and waives the right to plead any and all statues of limitations as a defense to any demand on this Note or to any agreement to pay the same to the full extent permissible by law.

        10. Miscellaneous. The terms of this Note shall inure to the benefit of and bind the parties hereto and their successors and assigns. As used herein the term "Maker" shall include, jointly and severally, the undersigned Maker and any other person or entity who may subsequently become liable for the payment hereof. The term "Holder" shall include the named Holder as well as any other person or entity to whom this Note or any interest in this Note is conveyed, transferred or assigned. If Maker is a corporation, the person signing this Note on behalf of Maker represents and warrants that he has full authority to do so and that this Note binds the Maker corporation.

        To the extent there is more than one Holder, Holders holding a majority of the outstanding principal amount of Notes shall have the right to make all determinations on behalf of the Holders hereunder.

        11. Governing Law and Venue. This Note shall be governed by and construed under the internal laws of the State of California, without reference to its conflict of laws rules. Venue in any proceeding hereunder shall be in Los Angeles County, California. This Note shall be deemed made and entered into in Los Angeles County, California.

        12.  Default and Remedies.

                12.1 If any of the following events (an "Event of Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise);

                (i) the Maker or Subsidiary defaults in the payment when due (whether at maturity or upon acceleration) of any principal of or interest on this Note or any other obligation for money borrowed beyond any period of grace provided with respect thereto, or the Maker or Subsidiary fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure of other event is to cause, or to permit the holder of holders of such obligation (or a trustee on behalf of such holder of holders) to cause, such obligation to become due prior to any stated maturity;

                (ii) any representation or warranty made by the Maker or Subsidiary in the Stock Purchase Agreement or the Security Agreement or in any writing furnished in

connection with or pursuant to the Stock Purchase Agreement or the Security Agreement shall be false in any respect on the date as of which made;

                (iii) a failure to perform or observe any agreement, covenant, term or condition contained in the Stock Purchase Agreement, or in the Security Agreement or any other document or agreement delivered in connection with or pursuant to the Stock Purchase Agreement, by the Maker or Subsidiary, and any such default shall not have been remedied with 10 days of such failure;

                (iv) the Maker or Subsidiary (sometimes collectively referred to herein as "Obligors" and individually as an "Obligor") makes an assignment for the benefit of creditors;

                (v) any decree or order for relief in respect of any Obligor is entered under bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law whether now or hereafter in effect (herein called the "Bankruptcy Law") of any jurisdiction;

                (vi) any petition in bankruptcy shall be filed by or against any Obligor or any proceedings in bankruptcy, or under any law or statute of any jurisdiction relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of any Obligor, either through reorganization, composition, extension or otherwise and, if filed against any Obligor, such petition or proceeding shall remain unstayed or undismissed for a period of 60 days;

                (vii) any order, judgment or decree is entered in any proceedings against any Obligor appointing a trustee, receiver, liquidator, sequestrator or other such administrator of any Obligor or decreeing the dissolution of any Obligor and such order, judgment or decree remains unstayed and in effect for more than sixty (60) days; or

                (viii) a final judgment in an amount in excess of $250,000 is rendered against any Obligor and, within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after expiration of any such stay, such judgment is not discharged;

then (a) if such event is an Event of Default specified in clause (i), (ii),
(iii), or (viii) of this Section 12.1, Holder may, by written notice to the Maker, declare the unpaid principal amount of this Note, together with accrued interest thereon, immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Maker, and
(b) if such event is an Event of Default specified in clause (iv), (v), (vi) or
(vii) of this Section 12.1, the Note shall automatically become immediately due and payable together with interest accrued thereon without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Maker.


presentment, demand, protest or notice of any kind, all of which are hereby waived by the Maker, and (b) if such event is an Event of Default specified in clause (iv), (v), (vi) or (vii) of this Section 12.1, the Note shall automatically become immediately due and payable together with interest accrued thereon without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Maker.

        12.2 No right or remedy herein conferred upon the Holder is intended to be exclusive of any other right or remedy contained herein, in the Stock Purchase Agreement or Security Agreement or in any instrument or document delivered in connection with or pursuant to this Note, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

        12.3 No course of dealing between the Maker and the Holder or any failure or delay on the part of the Holder in exercising any rights or remedies of the Holder and no single or partial exercise of any rights or remedies hereunder, or under the Stock Purchase Agreement or Security Agreement shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.


                                        AIR L.A., INC., a Delaware Corporation


                                        By: /s/ Dennis Altbrandt
                                        --------------------------------------
                                        Dennis Altbrandt, Chief
                                        Executive Officer

                                PROMISSORY NOTE

$1,000,000                                                        June __, 1995


         FOR VALUE RECEIVED, the undersigned, AIR L.A., INC., a Delaware corporation (the "Maker"), hereby promises to pay to the order of CONQUEST INDUSTRIES INC., a Delaware corporation (the "Payee"), the principal sum of One Million ($1,000,000) Dollars, together with interest on the outstanding principal balance hereunder accrued from July 1, 1995 at the rate of eight (8%) percent per annum. All payments of principal and/or interest shall be paid as set forth below, and each such payment shall be made in lawful money of the United States of America by ordinary check payable to the order of the Payee at c/o Wico Corporation, 6400 West Gross Point Road, Niles, Illinois 60714-4508, or such other address as the Payee may designate in writing from time to time.

         1.      Payments of Principal and Interest.

                 (a) Accrued interest under this Note shall be due and payable on the fifteenth day of each calendar month commencing August 15, 1995. Pending the Maker's completion of its next registered public offering of securities other than an offering on Form S-8 or otherwise solely in respect of employee benefit plans (a "Qualified Offering"), the interest payable on each interest payment date shall be in an amount equal to one-half of the accrued interest for the most recent full calendar month, and the balance of such accrued interest shall be added to the principal of this Note as of the last day of the month for which such interest was accrued. From and after the completion of the Maker's first Qualified Offering, all accrued interest under this Note shall be payable monthly on the last day of each calendar month until this Note is paid in full.

                 (b) The principal of this Note shall be payable in quarterly installments of $75,000 each commencing on the earlier of (i) the last day of the calendar quarter in which the Maker completes its first Qualified Offering, or (ii) September 30, 1996. Subject to mandatory prepayment as and to the extent provided in paragraph 1(c) below, quarterly principal installments shall be made on the last day of each calendar quarter from and after the first required quarterly payment hereunder, until the principal of this Note is paid in full.

                 (c) Simultaneous with the closing of the Maker's first Qualified Offering, the Maker shall be required to prepay the principal of this Note by an amount equal to the lesser of $500,000 or the then-outstanding principal balance of this Note, with such prepayment to be applied to the principal installments hereunder in inverse order of maturity. Simultaneously therewith, the Maker shall pay all accrued but unpaid interest under this Note, including any and all accrued interest which was theretofore added to principal in accordance with paragraph 1(a) above.

                 (d) In the event that any scheduled payment date hereunder is a day on which banks in the State of California are required or authorized to be closed, then the payment that would be due on such day shall instead be due and payable on the next day which is not such a non-banking day, with additional interest for such delay.

         2.      Prepayment.

                 The Maker shall have the right to prepay, without penalty, at any time or times after the date hereof, all or any portion of the outstanding principal balance of this Note, together with interest on the principal amount prepaid accrued to the date of prepayment. Any and all principal prepayments hereunder shall be applied to the remaining principal installments hereunder in inverse order of maturity.

         3.      Events of Default.

                 The following are Events of Default hereunder:

                 (a) Any failure by the Maker to pay when due all or any principal or interest hereunder or under any other promissory note issued by the Maker to the Payee, and the continuance of any such non-payment for five
(5) calendar days following the due date of such principal or interest; or

                 (b) If the Maker or its subsidiary, Conquest Airlines Corp. ("CAC"), (i) admits in writing its inability to pay generally its debts as they mature, or (ii) makes a general assignment for the benefit of creditors, or (iii) is adjudicated a bankrupt or insolvent, or (iv) files a voluntary petition in bankruptcy, or (v) takes advantage, as against its creditors, of any bankruptcy law or statute of the United States of America or any state or subdivision thereof now or hereafter in effect, or (vi) has a petition or proceeding filed against it under any provision of any bankruptcy or insolvency law or statute of the United States of America or any state or subdivision thereof, which petition or proceeding is not dismissed within sixty
(60) days after the date of the commencement thereof, (vii) has a receiver, liquidator, trustee, custodian, conservator, sequestrator or other such person appointed by any court to take charge of its affairs or assets or business and such appointment is not vacated or discharged within sixty (60) days thereafter, or (viii) takes any action in furtherance of any of the foregoing; or

                 (c) Any representation or warranty made by the Maker in that certain Stock Purchase Agreement dated as of June __, 1995 by and among the Maker, the Payee and CAC (the "Stock Purchase

Agreement"), or by the Maker or CAC in that certain Security Agreement of even date herewith by the Maker and CAC in favor of the Payee (the "Security Agreement"), or in any other document or agreement delivered by the Maker or CAC in connection with or pursuant to the Stock Purchase Agreement or the Security Agreement, shall be false in any material respect on the date as of which such representation or warranty was made; or

                 (d) Any failure by the Maker or CAC to perform or observe any agreement, covenant, term or condition contained in the Stock Purchase Agreement, in the Security Agreement, or in any other document or agreement delivered by the Maker or CAC in connection with or pursuant to the Stock Purchase Agreement or the Security Agreement, and the continuance of such failure or non- performance for ten (10) days; or

                 (e) If a final judgment in an amount in excess of $250,000 is rendered against the Maker or CAC which is not, within sixty (60) days after the entry thereof, discharged or the execution thereof stayed pending appeal, or within sixty (60) days after the expiration of any such stay, such judgment is not discharged; or

                 (f) Any liquidation, dissolution or winding up of the Maker or CAC or its business.

         4.      Remedies on Default.

                 If any Event of Default shall occur and be continuing, the holder hereof shall, in addition to any and all other available rights and remedies, have the right, at its option (except for an Event of Default under paragraph 3(b) above, the occurrence of which shall automatically effect acceleration hereunder), (a) to declare the entire unpaid principal balance of this Note, together with all accrued interest hereunder, to be immediately due and payable, and (b) to pursue any and all available remedies for the collection of such principal and interest, including but not limited to the exercise of all rights and remedies provided in the Security Agreement.

         5.      Certain Waivers.

                 Except as otherwise expressly provided in this Note, the Maker hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment, default, and notice of any and all of the foregoing. All amounts payable under this Note shall be payable without relief under any applicable valuation and appraisement laws.

         6.      Amendments.

                 This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         7.      Cumulative Remedies.

                 No right or remedy conferred upon the Payee under this Note is intended to be exclusive of any other right or remedy contained herein or in the Stock Purchase Agreement or the Security Agreement, or in any instrument or document delivered in connection herewith or therewith, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein and/or now or hereafter existing at law or in equity or otherwise.

         8.      Waivers; Course of Dealing.

                 No course of dealing between the Maker and the Payee, or any failure or delay on the part of the Payee in exercising any rights or remedies, or any single or partial exercise of any rights or remedies, shall operate as a waiver or preclude the exercise of any other rights or remedies available to the Payee.

         9.      Governing Law.

                 This Note shall be deemed to be a contract made under the laws of the State of California and shall be governed by, and construed in accordance with, the laws of the State of California.

         10.     Collection Costs.

                 In the event that the Payee shall, after the occurrence of an Event of Default, turn this Note over to an attorney for collection, the Maker shall further be obligated to the Payee for the Payee's reasonable attorneys' fees and expenses incurred in connection with such collection.

                                            AIR L.A., INC., A DELAWARE
                                              CORPORATION


                                            By: /s/
                                                -------------------------------
                                                                        (Title)

                                PROMISSORY NOTE

$2,000,000                                                        June __, 1995


         FOR VALUE RECEIVED, the undersigned, AIR L.A., INC., a Delaware corporation (the "Maker"), hereby promises to pay to the order of CONQUEST INDUSTRIES INC., a Delaware corporation (the "Payee"), the principal sum of Two Million ($2,000,000) Dollars, together with interest on the outstanding principal balance hereunder accrued from July 1, 1995 at the rate of eight (8%) percent per annum. All payments of principal and/or interest shall be paid as set forth below, and each such payment shall be made in lawful money of the United States of America by ordinary check payable to the order of the Payee at c/o Wico Corporation, 6400 West Gross Point Road, Niles, Illinois 60714-4508, or such other address as the Payee may designate in writing from time to time.

         1.      Payments of Principal and Interest.

                 (a) Accrued interest under this Note shall be due and payable on the fifteenth day of each calendar month commencing August 15, 1995. Pending the Maker's completion of its next registered public offering of securities other than an offering on Form S-8 or otherwise solely in respect of employee benefit plans (a "Qualified Offering"), the interest payable on each interest payment date shall be in an amount equal to one-half of the accrued interest for the most recent full calendar month, and the balance of such accrued interest shall be added to the principal of this Note as of the last day of the month for which such interest was accrued. From and after the completion of the Maker's first Qualified Offering, all accrued interest under this Note shall be payable monthly on the last day of each calendar month until this Note is paid in full.

                 (b) The principal of this Note shall be payable in quarterly installments of $75,000 each commencing on the last day of the calendar quarter in which the Maker was required to make (whether by maturity, mandatory prepayment or otherwise) the final principal payment under that certain Promissory Note of even date herewith issued by the Maker to the Payee in the principal amount of $1,000,000 (the "Other Note"), or, if such final principal payment date under the Other Note was the last day of a calendar quarter, then the first quarterly principal payment hereunder shall be due and payable on the last day of the following calendar quarter. Subject to mandatory prepayment as and to the extent provided in paragraph 1(c) below, quarterly principal installments shall be made on the last day of each calendar quarter from and after the first required quarterly payment hereunder, until the principal of this Note is paid in full.

                 (c) Simultaneous with the closing of the Maker's first Qualified Offering, the Maker shall be required to prepay the principal of this Note by an amount equal to the lesser of (i) $500,000, (ii) the amount (if any) by which any required payment under the first sentence of paragraph 1(c) of the Other Note was less than $500,000, or (iii) the then-outstanding principal balance of this Note, with such prepayment to be applied to the principal installments hereunder in inverse order of maturity. Simultaneously therewith, the Maker shall pay all accrued but unpaid interest under this Note, including any and all accrued interest which was theretofore added to principal in accordance with paragraph 1(a) above. From and after the closing of the Maker's first Qualified Offering, the Maker shall continue to pay quarterly installments of principal in accordance with paragraph 1(b) above, except that the entire remaining principal balance of this Note as of June 30, 2000 (or such later date as the Maker shall close its first Qualified Offering) shall be due and payable, together with all unpaid accrued interest, on June 30, 2000 or the closing of the Maker's first Qualified Offering (whichever is later).

                 (d) In the event that any scheduled payment date hereunder is a day on which banks in the State of California are required or authorized to be closed, then the payment that would be due on such day shall instead be due and payable on the next day which is not such a non-banking day, with additional interest for such delay.

         2.      Prepayment.

                 The Maker shall have the right to prepay, without penalty, at any time or times after the date hereof, all or any portion of the outstanding principal balance of this Note, together with interest on the principal amount prepaid accrued to the date of prepayment. Any and all principal prepayments hereunder shall be applied to the remaining principal installments hereunder in inverse order of maturity.

         3.      Events of Default.

                 The following are Events of Default hereunder:

                 (a) Any failure by the Maker to pay when due all or any principal or interest hereunder or under any other promissory note issued by the Maker to the Payee, and the continuance of any such non-payment for five
(5) calendar days following the due date of such principal or interest; or

                 (b) If the Maker or its subsidiary, Conquest Airlines Corp. ("CAC"), (i) admits in writing its inability to pay generally its debts as they mature, or (ii) makes a general assignment for the benefit of creditors, or (iii) is adjudicated a bankrupt or insolvent, or (iv) files a voluntary petition in bankruptcy, or (v) takes advantage, as against its creditors, of any bankruptcy law or statute of the United States of America or any state or subdivision thereof now or hereafter in effect, or (vi) has a petition or proceeding filed against it under any provision of any bankruptcy or insolvency law or statute of the United States of America or any state or subdivision thereof, which petition or proceeding is not dismissed within sixty (60) days after the date of the commencement thereof, (vii) has a receiver, liquidator, trustee, custodian, conservator, sequestrator or other such person appointed by any court to take charge of its affairs or assets or business and such appointment is not vacated or discharged within sixty (60) days thereafter, or (viii) takes any action in furtherance of any of the foregoing; or

                 (c) Any representation or warranty made by the Maker in that certain Stock Purchase Agreement dated as of June __, 1995 by and among the Maker, the Payee and CAC (the "Stock Purchase Agreement"), or by the Maker or CAC in that certain Security Agreement of even date herewith by the Maker and CAC in favor of the Payee (the "Security Agreement"), or in any other document or agreement delivered by the Maker or CAC in connection with or pursuant to the Stock Purchase Agreement or the Security Agreement, shall be false in any material respect on the date as of which such representation or warranty was made; or

                 (d) Any failure by the Maker or CAC to perform or observe any agreement, covenant, term or condition contained in the Stock Purchase Agreement, in the Security Agreement, or in any other document or agreement delivered by the Maker or CAC in connection with or pursuant to the Stock Purchase Agreement or the Security Agreement, and the continuance of such failure or non- performance for ten (10) days; or

                 (e) If a final judgment in an amount in excess of $250,000 is rendered against the Maker or CAC which is not, within sixty (60) days after the entry thereof, discharged or the execution thereof stayed pending appeal, or within sixty (60) days after the expiration of any such stay, such judgment is not discharged; or

                 (f) Any liquidation, dissolution or winding up of the Maker or CAC or its business.

         4.      Remedies on Default.

                 If any Event of Default shall occur and be continuing, the holder hereof shall, in addition to any and all other available rights and remedies, have the right, at its option (except for an Event of Default under paragraph 3(b) above, the occurrence of which shall automatically effect acceleration hereunder), (a) to declare the entire unpaid principal balance of this Note, together with all accrued interest hereunder, to be immediately due and payable, and (b) to pursue any and all available remedies for the collection of such principal and interest, including but not limited to the exercise of all rights and remedies provided in the Security Agreement.

         5.      Certain Waivers.

                 Except as otherwise expressly provided in this Note, the Maker hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment, default, and notice of any and all of the foregoing. All amounts payable under this Note shall be payable without relief under any applicable valuation and appraisement laws.

         6.      Amendments.

                 This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         7.      Cumulative Remedies.

                 No right or remedy conferred upon the Payee under this Note is intended to be exclusive of any other right or remedy contained herein or in the Stock Purchase Agreement or the Security Agreement, or in any instrument or document delivered in connection herewith or therewith, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein and/or now or hereafter existing at law or in equity or otherwise.

         8.      Waivers; Course of Dealing.

                 No course of dealing between the Maker and the Payee, or any failure or delay on the part of the Payee in exercising any rights or remedies, or any single or partial exercise of any rights or remedies, shall operate as a waiver or preclude the exercise of any other rights or remedies available to the Payee.

         9.      Governing Law.

                 This Note shall be deemed to be a contract made under the laws of the State of California and shall be governed by, and construed in accordance with, the laws of the State of California.

         10.     Collection Costs.

                 In the event that the Payee shall, after the occurrence of an Event of Default, turn this Note over to an attorney for collection, the Maker shall further be obligated to the Payee for the Payee's reasonable attorneys' fees and expenses incurred in connection with such collection.

                                            AIR L.A., INC., A DELAWARE
                                              CORPORATION


                                            By: /s/
                                                -------------------------------
                                                Acting Ceo              (Title)

                                 AIR L.A., INC.
                     5933 West Century Boulevard, Suite 500
                             Los Angeles, CA. 90045

                                          June 30, 1995
                                               --


Conquest Industries Inc.
c/o Wico Corporation
6400 West Gross Point Road
Niles, IL 60714-4508

                 Re:      $2,000,000 Promissory Note

Dear Sirs:

                 Reference is made to the Promissory Note in the principal amount of $2,000,000 being issued on the date hereof by Air L.A., Inc. ("Air L.A.") to Conquest Industries Inc. ("Conquest").

                 This will confirm that such Promissory Note has been issued to evidence the terms of repayment of certain indebtedness heretofore owed by Conquest Airlines Corp. to Conquest, which obligations have been assumed by Air L.A., and shall hereafter be evidenced by and repayable pursuant to the aforesaid Promissory Note. The issuance of such Promissory Note shall not, however, constitute a novation of any of such assumed obligations.

                 Kindly confirm the foregoing by countersigning in the space provided below.

                                                   Very truly yours,

                                                   AIR L.A., INC.


                                                   By: /s/
                                                       ------------------------


ACKNOWLEDGED, CONFIRMED
 AND AGREED TO:

CONQUEST INDUSTRIES INC.



By: /s/
    ---------------------------------------

                                PROMISSORY NOTE

$250,000                                                          June 30, 1995


         FOR VALUE RECEIVED, the undersigned, CONQUEST AIRLINES CORP., a Delaware corporation (the "Maker"), hereby promises to pay to the order of CONQUEST INDUSTRIES INC., a Delaware corporation (the "Payee"), the principal sum of Two Hundred Fifty Thousand ($250,000) Dollars, together with interest on the outstanding principal balance hereunder accrued from the date hereof at the rate of eight (8%) percent per annum. All payments of principal and/or interest shall be paid as set forth below, and each such payment shall be made in lawful money of the United States of America by ordinary check payable to the order of the Payee at c/o Wico Corporation, 6400 West Gross Point Road, Niles, Illinois 60714-4508, or such other address as the Payee may designate in writing from time to time.

         1.      Payments of Principal and Interest.

                 The entire principal balance of this Note, and all unpaid accrued interest thereon, shall be immediately due and payable, without necessity of demand, concurrently with the closing of, and out of the first proceeds of, the next debt or equity financing consummated by the Maker or the Maker's parent, Air L.A., Inc. ("Air L.A.") from and after the date hereof, regardless of the source of such funds or the nature of such financing; provided, however, that in the event that the entire principal balance and all unpaid accrued interest of this Note shall not have become due and payable or shall not have been paid on or prior to July 31, 1995, then the entire principal balance and all unpaid accrued interest of this Note shall be payable on demand made at any time on or after July 31, 1995.

         2.      Prepayment.

                 The Maker shall have the right to prepay, without penalty, at any time or times after the date hereof, all or any portion of the outstanding principal balance of this Note, together with interest on the principal amount prepaid accrued to the date of prepayment.

         3.      Security.

                 This Note, and all obligations hereunder (including, without limitation, for principal, interest, and collection costs) are and shall be secured by all of the collateral pledged and granted by the Maker to the Payee pursuant to that certain Guaranty and Security Agreement of even date herewith by the Maker and Air L.A in favor of the Payee (the "Security Agreement"). All obligations under this Note are hereby deemed to be "Obligations" for all purposes of the Security Agreement.

         4.      Events of Default.

                 The following are Events of Default hereunder:

                 (a) Any failure by the Maker to pay when due all or any principal or interest hereunder or under any other promissory note issued by the Maker or Air L.A. to the Payee, and the continuance of any such non-payment for five (5) calendar days following the due date of such principal or interest; or

                 (b) If the Maker or Air L.A. (i) admits in writing its inability to pay generally its debts as they mature, or (ii) makes a general assignment for the benefit of creditors, or (iii) is adjudicated a bankrupt or insolvent, or (iv) files a voluntary petition in bankruptcy, or (v) takes advantage, as against its creditors, of any bankruptcy law or statute of the United States of America or any state or subdivision thereof now or hereafter in effect, or (vi) has a petition or proceeding filed against it under any provision of any bankruptcy or insolvency law or statute of the United States of America or any state or subdivision thereof, which petition or proceeding is not dismissed within sixty (60) days after the date of the commencement thereof, (vii) has a receiver, liquidator, trustee, custodian, conservator, sequestrator or other such person appointed by any court to take charge of its affairs or assets or business and such appointment is not vacated or discharged within sixty (60) days thereafter, or (viii) takes any action in furtherance of any of the foregoing; or

                 (c) Any representation or warranty made by the Maker in that certain Stock Purchase Agreement dated as of June 29, 1995 by and among the Maker, the Payee and Air L.A. (the "Stock Purchase Agreement"), or by the Maker or Air L.A. in the Security Agreement or in any other document or agreement delivered by the Maker or Air L.A. in connection with or pursuant to the Stock Purchase Agreement or the Security Agreement, shall be false in any material respect on the date as of which such representation or warranty was made; or

                 (d) Any failure by the Maker or Air L.A. to perform or observe any agreement, covenant, term or condition contained in the Stock Purchase Agreement, in the Security Agreement, or in any other document or agreement delivered by the Maker or Air L.A. in connection with or pursuant to the Stock Purchase Agreement or the Security Agreement, and the continuance of such failure or non-performance for ten (10) days; or

                 (e) Any breach or default by the Maker of its obligations under a certain letter agreement of even date herewith, requiring joint signatures of the Maker and the Payee on all checks and other withdrawals on all bank accounts and other depository accounts of the Maker; or

                 (f) If a final judgment in an amount in excess of $250,000 is rendered against the Maker or Air L.A. which is not, within sixty
(60) days after the entry thereof, discharged or the execution thereof stayed pending appeal, or within sixty (60) days after the expiration of any such stay, such judgment is not discharged; or

                 (g) Any liquidation, dissolution or winding up of the Maker or Air L.A. or its business.

         5.      Remedies on Default.

                 If any Event of Default shall occur and be continuing, the holder hereof shall, in addition to any and all other available rights and remedies, have the right, at its option (except for an Event of Default under paragraph 4(b) above, the occurrence of which shall automatically effect acceleration hereunder), (a) to declare the entire unpaid principal balance of this Note, together with all accrued interest hereunder, to be immediately due and payable, and (b) to pursue any and all available remedies for the collection of such principal and interest, including but not limited to the exercise of all rights and remedies provided in the Security Agreement.

         6.      Certain Waivers.

                 Except as otherwise expressly provided in this Note, the Maker hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment, default, and notice of any and all of the foregoing. All amounts payable under this Note shall be payable without relief under any applicable valuation and appraisement laws.

         7.      Amendments.

                 This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         8.      Cumulative Remedies.

                 No right or remedy conferred upon the Payee under this Note is intended to be exclusive of any other right or remedy contained herein or in the Stock Purchase Agreement or the Security Agreement, or in any instrument or document delivered in connection herewith or therewith, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein and/or now or hereafter existing at law or in equity or otherwise.

         9.      Waivers; Course of Dealing.

                 No course of dealing between the Maker and the Payee, or any failure or delay on the part of the Payee in exercising any rights or remedies, or any single or partial exercise of any rights or remedies, shall operate as a waiver or preclude the exercise of any other rights or remedies available to the Payee.

         10.     Governing Law.

                 This Note shall be deemed to be a contract made under the laws of the State of California and shall be governed by, and construed in accordance with, the laws of the State of California.

         11.     Collection Costs.

                 In the event that the Payee shall, after the occurrence of an Event of Default, turn this Note over to an attorney for collection, the Maker shall further be obligated to the Payee for the Payee's reasonable attorneys' fees and expenses incurred in connection with such collection.

                                            CONQUEST AIRLINES CORP.,
                                              A DELAWARE CORPORATION


                                            By: /s/
                                                -------------------------------
                                                                        (Title)

                            INTERCREDITOR AGREEMENT


                 INTERCREDITOR AGREEMENT (this "Agreement"), made as of this ___ day of June, 1995, by and between CONQUEST INDUSTRIES INC., a Delaware corporation having offices at c/o Wico Corporation, 6400 West Gross Point Road, Niles, Illinois 60741- 4508 ("Conquest") and SPELMAN & CO., INC., a ____________ corporation having offices at ___________________________________
________________ ("Spelman");

                             W I T N E S S E T H :

                 WHEREAS, Air L.A., Inc. (the "Parent") and its wholly-owned subsidiary Conquest Airlines Corp. (the "Subsidiary") are each indebted to Conquest and Spelman, as more particularly set forth herein; and

                 WHEREAS, the indebtedness of the Parent and the Subsidiary to Conquest and Spelman are secured by liens and security interests in and upon substantially all of the assets of each of the Parent and the Subsidiary, as more particularly described herein; and

                 WHEREAS, Spelman and Conquest desire to memorialize their agreement as to their respective lien rights in the present and future Parent Collateral and Subsidiary Collateral (as hereinafter defined);

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereby agree as follows:

         1.      Definitions.

                 As used in this Agreement, the following terms shall have the following meanings:

                 (a) "Collateral" shall mean, collectively, the Parent Collateral and the Subsidiary Collateral.

                 (b) "Conquest Junior Obligations" shall mean all obligations outstanding from time to time under those three (3) promissory notes of even date herewith, in the respective principal amounts of $3,000,000, $2,000,000 and $1,000,000, issued by the Parent to Conquest.

                 (c) "Conquest Senior Obligations" shall mean all obligations outstanding from time to time under that certain promissory note of even date herewith in the principal amount of $250,000 issued by the Subsidiary to Conquest.

                 (d) "Obligations" shall mean, collectively, the Conquest Senior Obligations, the Conquest Junior Obligations, the Parent-Spelman Obligations and the Subsidiary-Spelman Obligations.

                 (e) "Parent Collateral" shall mean all assets and property pledged by the Parent at any time and from time to time as collateral security for the Conquest Junior Obligations, and/or the Parent-Spelman Obligations, and any products and proceeds thereof.

                 (f) "Parent-Spelman Obligations" shall mean all obligations outstanding from time to time under that certain promissory note of even date herewith in the principal amount of $150,000 issued by the Parent to Spelman.

                 (g) "Subsidiary Collateral" shall mean all assets and property pledged by the Subsidiary at any time and from time to time as collateral security for the Conquest Senior Obligations and/or the Subsidiary-Spelman Obligations, and any products and proceeds thereof.

                 (h) "Subsidiary-Spelman Obligations" shall mean all obligations outstanding from time to time under that certain promissory note of even date herewith in the principal amount of $100,000 issued by the Subsidiary to Spelman.

         2.      Limitations on Liens.

                 (a) Conquest hereby confirms and agrees that it will not receive or accept any liens or security interests in any assets or properties of the Parent other than as collateral security for the Conquest Junior Obligations, and will not receive or accept any liens or security interests on any assets or properties of the Subsidiary other than as security for the Conquest Senior Obligations and the Conquest Junior Obligations; provided, however, that nothing herein contained shall be deemed to prohibit Conquest from receiving a pledge of the capital stock of the Subsidiary as collateral security for the commitment of the Parent to cause Conquest to be removed from all liability under the Aircraft Leases (as such term is defined in that certain Stock Purchase Agreement of even date herewith by and among Conquest, the Parent and the Subsidiary).

                 (b) Spelman hereby confirms and agrees that it will not receive or accept any liens or security interests in any assets or properties of the Parent except as collateral security for the Parent-Spelman Obligations, and that it will not receive or accept any liens or security interests in any assets or properties of the Subsidiary except as collateral security for the Subsidiary-Spelman Obligations.

         3.      Priority on Collecitons and Proceeds.

                 Regardless of any contrary or inconsistent provision contained in any of the security agreements or other collateral instruments between Conquest, the Parent and/or the Subsidiary (on the one hand) and between Spelman, the Parent and/or the Subsidiary (on the other hand), and notwithstanding the time, order or method of attachment or perfection as between the liens of Conquest and the liens of Spelman, or the time or order of filing or recording of financing statements or other evidences of liens or security interests, the parties hereby agree that any and all amounts collected by either Conquest or Spelman from the Parent and/or the Subsidiary (whether representing the proceeds of Collateral or otherwise), shall be applied in the following order of priorities:

                 (a) As to any amounts collected from the Parent and/or as proceeds of any of the Parent Collateral, same shall be applied:

                          (i)     First, to the costs and expenses of
collection;

                          (ii)    Second, to the payment of the interest and
principal of the Parent-Spelman Obligations, until all of the Parent-Spelman Obligations are paid in full;

                          (iii)   Third, to the interest and principal of the
Conquest Junior Obligations, until all of the Conquest Junior Obligations are paid in full; and

                          (iv)    Finally, to such persons as may be legally
entitled to any further payments or proceeds after payment in full of all of the aforedescribed Obligations.

                 (b) With respect to any and all amounts collected from the Subsidiary and/or as proceeds of the Subsidiary Collateral:

                          (i)     First, to the costs and expenses of
collection;

                          (ii)    Second, to the payment of the interest and
principal of the Subsidiary-Spelman obligations and the Conquest Senior Obligations, on a pari passu basis based on the relative principal amounts of such Obligations then outstanding, until all of such Obligations have been fully paid;

                          (iii) Third, to the interest and principal of the
Conquest Junior Obligations, until all of the Conquest Junior Obligations have been paid in full; and

                          (iv)    Finally, to such persons as may be legally
entitled to any further payments or proceeds after payment in full of all of the aforedescribed Obligations.

The foregoing priorities, and all applicable amounts received or collected by or on behalf of either Conquest or Spelman, shall be applied, in accordance with the foregoing order of priorities, regardless of whether any particular Obligations (to which any payments are to be applied hereunder) shall then be due and payable.

         4.      Exercise of Remedies.

                 (a) Prior to exercising any rights or remedies against either the Parent or the Subsidiary in respect of any Obligations, and/or exercising any rights or remedies in respect of any of the Collateral, the parties hereby agree to consult with one another so as to foster a more orderly exercise of remedies, and to maximize, to the extent reasonably possible, collections from the Parent and the Subsidiary, and in respect of the Collateral. The foregoing notwithstanding, each party shall be entitled to take any and all such action and to exercise any and all available remedies in accordance with the instruments and agreements evidencing the Obligations owed to them, and evidencing their respective interests in any or all of the Collateral; and neither party shall have any liability to the other party by reason of any such action or exercise of rights or remedies taken in good faith, except to the extent of any damages caused by the gross negligence or willful misconduct of such party.

                 (b) Each party shall, in connection with any sale or disposition of Collateral, execute and deliver any and all such termination statements and other releases in respect of such party's liens as may be necessary or appropriate in order to obtain proceeds for distribution and application in accordance herewith. Notwithstanding the execution and delivery of any such termination statements and releases, the security interests of each party shall continue to attach to the proceeds of the subject Collateral, in accordance with the priorities set forth in this Agreement.

         5. Additional Waivers. Each party expressly waives all notice of the acceptance by the other party of the provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement; and each party expressly waives reliance by the other party upon the lien subordinations and other agreements as herein provided. Each party acknowledges and agrees that (a) it has received no representations or warranties from the other party with respect to the Parent, the Subsidiary and/or any of the Collateral, and (b) the other party shall be entitled to manage and supervise its financial arrangements with the Parent and the Subsidiary in accordance with its usual practices, modified from time to time as it deems appropriate under the circumstances, without affecting the validity or enforceability of this Agreement; provided, however, that, so long as any Obligations are owing to the other party, neither party shall in any manner alter, amend or modify the terms and conditions applicable to the Obligations owed to it and/or its interests in the Collateral, without the express prior written consent of the other party in each instance.

         6.      Continuing Agreement.

                 (a) Each party hereto acknowledges and agrees that the terms and provisions of this Agreement do not conflict with or violate any terms or provisions of any agreement, instrument, or document executed by the Parent or the Subsidiary and, or in favor of, the other party hereto, and that, to the extent that any of the terms and provisions of this Agreement may be inconsistent with any such agreement, instrument, or document, such agreements, instruments and documents shall be deemed to be superseded by this Agreement.

                 (b) This Agreement shall be irrevocable and shall remain in effect until the earlier of (i) the date on which all Obligations owing to Conquest shall have been fully paid, or (ii) the date on which all Obligations owing to Spelman shall have been fully paid.

         7. Scope of Agreement. This Agreement is only intended to establish and define the relative rights and priorities of Spelman, on the one hand, and Conquest, on the other hand, in and with respect to the Obligations and the Collateral; and none of the provisions of this Agreement shall impair the obligations of the Parent or the Subsidiary to pay and satisfy its respective Obligations.

         8. Lien Transfer. In the event and to the extent that either party shall, at any time or from time to time, transfer or assign any of its interest in any of the Obligations or Collateral, such transfer or assignment shall be made expressly subject to the provisions of this Agreement.

         9.      Waivers and Amendments.

                 (a) No waiver shall be deemed to be made by either party of any of its rights hereunder, unless the same shall be in writing and signed by such party, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of such party in any other respect at any other time.

                 (b) This Agreement may not be amended except pursuant to a written instrument duly executed by Conquest and Spelman.

         10. Governing Law. This Agreement shall (irrespective of the place where it is executed and delivered) be governed, construed and controlled by and under the laws of the State of California (without giving effect to principles of conflicts of laws).

         11. Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, but shall not be for the benefit of any third party beneficiary.

         12. Captions. The paragraph headings used in this Agreement are for convenience only, and shall not affect the construction or interpretation of this Agreement or any of the provisions hereof.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

         14. Severability. In the event and to the extent that any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not effect the validity or enforceability of any other provisions of this Agreement, all of which shall remain fully enforceable as set forth herein.

         IN WITNESS WHEREOF, the parties, intending to be legally bound hereby, have caused this Agreement to be executed on and as of the date first set forth above.

                                            CONQUEST INDUSTRIES INC.


                                            By: /s/
                                                -------------------------------

                                            SPELMAN & CO., INC.


                                            By: /s/
                                                -------------------------------
Acknowledged, Confirmed and
Agreed To:

AIR L.A., INC.


By: /s/
    -----------------------------------

CONQUEST AIRLINES CORP.


By: /s/
    -----------------------------------

                             STOCK OPTION AGREEMENT


         STOCK OPTION AGREEMENT (this "Agreement"), dated as of June 29, 1995, is made by and between AIR L.A. INC., a Delaware corporation having offices at 5933 West Century Boulevard, Suite 500, Los Angeles, California 90045 (the "Company"), and CONQUEST INDUSTRIES INC., a Delaware corporation having offices c/o Wico Corporation, 6400 West Gross Point Road, Niles, Illinois 60741-4508 (the "Optionee");

                              W I T N E S S E T H:

         WHEREAS, in order to induce the Optionee to extend a loan to the Company's wholly-owned subsidiary, Conquest Airlines Corp., in the principal amount of $250,000, the Company has agreed to issue to the Optionee the option to purchase up to 250,000 shares of common stock of the Company ("Common Stock") on the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Optionee hereby agree as follows:

                 1.       THE OPTION.

                          Subject to the terms and conditions of this
Agreement, the Company hereby grants to the Optionee the right and option (the "Option") to purchase from the Company up to two hundred fifty thousand (250,000) shares of Common Stock (as adjusted from time to time, the "Shares") at any time and from time to time during the period commencing on the date hereof and terminating at 5:00 p.m. Pacific time on June 30, 2000, at the exercise price of Fifty Cents ($.50) per Share, subject to adjustment as hereinbelow set forth (the "Option Exercise Price"). The Option shall expire and all rights to purchase Common Stock pursuant thereto (to the extent not previously exercised) shall cease at 5:00 p.m. Pacific time on June 30, 2000 (the "Expiration Date").

                 2. EXERCISE OF OPTION. In order to exercise the Option, the Optionee shall give written notice to the Company specifying the number of Shares with respect to which the Option is being exercised, which notice shall be accompanied by payment in full of the Option Exercise Price for such Shares (in each instance, an "Option Exercise"). Such payment shall be made by certified or bank check drawn on a bank which is a member of the Federal Reserve and payable to the order of the Company.

                 3. ADJUSTMENTS TO SHARES SUBJECT TO OPTION. The number of shares of Common Stock covered by the Option, the Option Exercise Price, and the type of securities subject to the Option, shall be proportionately and equitably adjusted from time to time for any increase or decrease in the number of outstanding shares of Common Stock, or any change in the type of Company securities held by the holders of outstanding Common Stock, resulting from a stock split or other subdivision respecting the Common Stock, any consolidation of shares of the Common Stock, any other capital adjustment of shares of the Common Stock, any exchange or conversion of the Common Stock for other securities, or the payment of a stock dividend upon the Common Stock.

                 4. REGISTRATION RIGHTS. The Shares purchasable pursuant to this Option, and the holders thereof, shall be entitled to registration rights in respect of such Shares on a basis consistent with the registration rights set forth in that certain Registration Rights Agreement of even date herewith by and among the Company and the Optionee (as holder of the Company's convertible promissory notes being issued on or about the date hereof), as if the Shares were "Registrable Securities" as defined in such Registration Rights Agreement, provided that in any instance in which the amount of securities to be registered at any time pursuant to the Registration Rights Agreement exceeds any limitation provided in the Registration Rights Agreement, then the registration rights of the holders of the Shares shall be junior to the rights of the holders of those "Registrable Securities" specifically identified as such in the Registration Rights Agreement.

                 5.       ISSUANCE OF SHARES; RESTRICTIONS.

                          (a)     The Company shall, within ten (10) business
days after the Option has been duly exercised in whole or in part, deliver to the Optionee one or more certificates, registered in the name of the Optionee, for the number of Shares with respect to which the Option has been exercised. Unless the subject Shares are then subject to a currently effective registration statement under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, the Company may legend any stock certificate issued hereunder to reflect any restrictions provided under applicable state securities or other laws as determined by counsel to the Company, as well as any other restrictions provided for in this Section 5.

                          (b)     Unless the subject Shares are then subject to
a currently effective registration statement under the Act and applicable state securities laws, all shares of Common Stock issued to the Optionee pursuant to any Option Exercise shall further bear a legend to the following effect:

                 "The shares evidenced by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until registered under the Securities Act of 1933 or applicable state securities laws, or unless, in the opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, such offer, sale, transfer, pledge or hypothecation is exempt from registration or is otherwise in compliance with such laws."

                 6. COMPLETE AGREEMENT; AMENDMENTS. This Agreement constitutes the complete understanding and agreement between the parties hereto as to the subject matter hereof, and no waiver, amendment or modification of any of the terms or provisions hereof shall be valid unless made pursuant to an instrument in writing signed by both parties. This Agreement supersedes any and all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

                 7.       SEVERABILITY.    In the event that any provision of
this Agreement shall hereafter be declared to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect any provisions of this Agreement or portions of such provisions not rendered invalid or unenforceable, which provisions or portions of such provisions shall continue in full force and effect.

                 8. SUCCESSORS AND ASSIGNS. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Subject to compliance with any applicable securities laws restrictions, this Agreement and the Option are transferable and assignable (in whole or in part) at the discretion of the Optionee and/or any subsequent holder.

                 9. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice of law principles thereunder.

                 10. NOTICES. All notices, offers, acceptances and communications to be made, served or given under or pursuant to this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered, one (1) day after being deposited with a recognized overnight courier service properly addressed and with all charges prepaid or billed to the account of the sender, or three (3) days after being sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the party being notified at such party's address first set forth above. Any party may change the address to which notices or communications shall be sent by giving written notice to the other party of such changed address, provided that any such notice of change of address shall not be effective until received by the party being notified.

                 11. HEADINGS. The captions and Section headings used in this Agreement are intended solely for ease of reference and shall not affect the construction or interpretation of this Agreement.

                                            AIR L.A., INC.


                                            By: /s/
                                                -------------------------------


                                            CONQUEST INDUSTRIES INC.


                                            By: /s/
                                                -------------------------------

CONQUEST AIRLINES CORP
BALANCE SHEET
MAY 31, 1995

                                  ADJUSTMENTS

CASH

CHASE MANHATTAN - ACH SET          1,000.00                                       1,000.00
TEXAS COMMERCE BANK - MFE          2,237.79                                       2,237.79
NATIONS BANK - TX STATIONS         9,686.08                                       9,686.08
KEY BANK LONG ISLAND - CHE         2,743.97              (1)     (2,743.97)           0.00
NATIONS BANK - OPERATING         106,278.31                                     106,278.31
NATIONS BANK - PAYROLL           (26,077.30)                                    (26,077.30)
PETTY CASH - MAINTENANCE             546.30                                         546.30
PETTY CASH - FINANCE                 504.24                                         504.24
PETTY CASH - STATIONS              2,362.58                                       2,362.58
WORKING DRAWER - STATION             876.75                                         876.75
                               ------------
                                               96,160.90                                          95,416.93

ACCOUNTS RECEIVABLE

ACCOUNTS RECEIVABLE - UNBI        20,000.00                                      20,000.00
ACCOUNTS RECEIVABLE - UAT         23,034.00                                      23,034.00
ACCOUNTS RECEIVABLE - TVL            714.00                                         714.00
ACCOUNTS RECEIVABLE - EMP          2,476.98                                       2,476.98
ACCOUNTS RECEIVABLE - AME        112,199.50                                     112,199.50
ACCOUNTS RECEIVABLE - NVC         43,169.00                                      43,169.00
ACCOUNTS RECEIVABLE - DINE        20,520.00                                      20,520.00
ACCOUNTS RECEIVABLE - DISC         2,411.00                                       2,411.00
ACCOUNTS RECEIVABLE - ARC         16,026.91                                      16,026.91
ACCOUNTS RECEIVABLE - ACH         28,125.35                                      28,125.35
ACCOUNTS RECEIVABLE - FREI         6,118.26                                       6,118.26
ACCOUNTS RECEIVABLE - GOV            241.00                                         241.00
                               ------------
                                              275,045.00                                         275,045.00

INVENTORY

METRO PARTS - CONSUMMABL         220,930.30                                     220,930.30
                               ------------
                                              220,930.30                                         220,930.30

PREPAID EXPENSES

PREPAID FUEL - AUS STATION        12,108.90                                      12,108.90
PREPAID FUEL - ABI STATION         1,801.30                                       1,801.30
PREPAID FUEL - BPT STATION         1,271.73                                       1,271.73
PREPAID FUEL - CRP STATION         2,411.82                                       2,411.82
PREPAID FUEL - MFE STATION         3,957.14                                       3,957.14
PREPAID FUEL - TYR STATION         5,400.61                                       5,400.61
PREPAID FUEL - SAT STATION         2,363.91                                       2,363.91
PREPAID INSURANCE - OTHER         32,222.58                                      32,222.58
PREPAID INSURANCE - HULL &        86,298.06                                      86,298.06
PREPAID FRANCHISE - DELAWA        19,368.00              (8)    (19,368.00)           0.00
                               ------------
                                              167,072.20                                        147,714.20

OTHER CURRENT ASSETS

DEFERRED EXPENSES                 92,679.94                                      92,679.94
                               ------------
                                               92,679.94                                         92,679.94

PROPERTY AND EQUIPMENT

LAND - AUSTIN                        80,000.00                                           80,000.00
GROUND EQUIPMENT                    227,630.28                                          227,630.28
AUTOMOTIVE EQUIPMENT                105,600.00                                          105,600.00
PASSENGER TRANSFER VEH               16,475.19                                           16,475.19
BUILDING CORP HQ                    296,997.71                                          296,997.71
OFFICE FURNITURE AND EQUIP          140,893.61                                          140,893.61
COMPUTER HARDWARE                   255,990.68                                          255,990.68
COMPUTER SOFTWARE                    94,105.16                                           94,105.16
RESERVATION SYSTEM                   69,440.83                                           69,440.83
SHOP MACH AND EQUIP                 193,966.37                                          193,966.37
ROTABLE PARTS                       655,898.74                                          655,898.74
AIRCRAFT IMPROVEMENTS               142,147.09                                          142,147.09
AIRCRAFT ENGINES                    525,446.62                                          525,446.62
ENGINE OVERHAUL COSTS                17,450.31                                           17,450.31
ENGINE HSI COSTS                     10,710.03                                           10,710.03
ENGINE HSI COSTS                     19,189.34                                           19,189.34
LEASEHOLD AIRCRAFT                   40,000.00                                           40,000.00
LEASEHOLD MAINTENANCE                 3,380.00                                            3,380.00
LEASEHOLD STATION                   129,583.51                                          129,583.51
PORTABLE BUILDINGS                   14,241.76                                           14,241.76
                                  ------------
                                                  3,041,177.92                                         3,041,177.92

ACCUMULATED DEPRECIATION

GROUND EQUIPMENT                    (83,787.50)                                         (83,787.50)
AUTOMOTIVE EQUIPMENT                (99,408.43)                                         (99,408.43)
PASSENGER TRANSFER VEH               (6,814.23)                                          (6,814.23)
BUILDING CORP HQ                    (46,122.40)                                         (46,122.40)
OFFICE FURNITURE AND EQUIP          (94,818.20)                                         (94,818.20)
COMPUTER HARDWARE                  (124,840.29)                                        (124,840.29)
COMPUTER SOFTWARE                   (86,077.64)                                         (86,077.64)
RESERVATION SYSTEM                  (53,165.13)                                         (53,165.13)
SHOP MACH AND EQUIP                 (83,379.04)                                         (83,379.04)
ROTABLE PARTS                       (80,123.86)                                         (80,123.86)
AIRCRAFT IMPROVEMENTS               (49,384.92)                                         (49,384.92)
AIRCRAFT ENGINES                    (64,157.50)                                         (64,157.50)
LEASEHOLD AIRCRAFT                   (6,536.06)                                          (6,536.06)
LEASEHOLD MAINTENANCE                (2,591.64)                                          (2,591.64)
LEASEHOLD STATION                   (66,710.64)                                         (66,710.64)
PORT BUILDINGS                       (1,487.81)                                          (1,487.81)
                                  ------------
                                                   (982,005.80)                                         (982,005.80)

OTHER NONCURRENT ASSETS

SECURITY DEPOSITS                    26,010.45                   7        (5,170.36)     26,840.10
DEFERRED TRAINING                    86,055.49                                           86,055.49
CASH DEPOSITS                       245,200.00                                          245,000.00
DUE FROM OFFICERS                    36,751.25                   2       (36,751.25)          0.00
DEFERRED CONSULTING                   9,680.22                                            9,680.22
CD FIRST BANK                        64,000.00                                           64,000.00
INTERCOMPANY TRANSFERS            4,033,197.56                   3    (4,033,197.56)          0.00
                                  ------------
                                                  4,506,694.97                                           429,775.81
                                                  ------------                                         ------------
                                                  7,419,965.64        (4,099,221.13)                   3,320,745.51
                                                  ============                                         ============

CONQUEST AIRLINES CORP
BALANCE SHEET
MAY 31, 1995

LIABILITIES AND EQUITY

CURRENT LIABILITIES


TRADE ACCOUNTS PAYABLE                479,187.75                                             479,187.75
ACCRUED EXPENSES                      123,546.45                                             123,546.45
LEASES PAYABLE                        350,500.00                                             350,500.00
CURRENT PORTION OF LONG T             171,361.25                                             171,361.25
ACCRUED PAYROLL                        43,178.36                                              43,178.36
DEFERRED PASSENGER REVEN              234,946.14                                             234,946.14
PAYABLE TO AFLAC                          145.37                                                 145.37
ENGINE RESERVES - LEASE AIR           163,287.04                     4        1,932.50       165,219.54
PILOT TRAINING ADVANCED PA             54,114.51                                              54,114.51
ACCRUED PROPERTY TAXES                 13,975.47                                              13,975.47
TRANSPORTATION TAXES PAYA              62,736.30                                              62,736.30
ACCRUED HEALTH INSURANCE               37,513.43                                              37,513.43
ACCRUED SABRE BOOKING FEE                  (3.90)                                                 (3.90)
NOTE PAYABLE TO STERLING              206,863.10                                             206,863.10
                                ----------------
                                                    1,950,351.27                                             1,952,283.77

LONG TERM DEBT

NOTE PAYABLE - BUILDING AUS           148,536.91                                             148,536.91
NOTE PAYABLE - MINI BUS                15,551.42                                              15,551.42
CURRENT MATURITIES OF LON            (171,361.25)                                           (171,361.25)
METRO FINDER FEES PAYABLE              21,249.89                                              21,249.89
ACCRUED LEASE EXPENSES                 36,574.00                                              36,574.00
NOTES PAYABLE GARRETT AVIA            105,956.42                                             105,956.42
                                ----------------
                                                      158,509.39                                               158,509.39
                                                   -------------                                           --------------
TOTAL LIABILITIES                                   2,108,860.66                                             2,110,793.16

STOCKHOLDERS EQUITY

COMMON STOCK                           19,777.92                     5      -18,777.92         1,000.00
PREFERRED STOCK                           755.00                     5         (755.00)            0.00
APIC                               20,343,121.64                     5  (20,343,121.64)            0.00
APIC PREFERRED                      1,962,247.66                     5   (1,962,247.66)            0.00
RETAINED EARNINGS - PRIOR         (15,406,691.62)                    5   15,406,691.62             0.00
RETAINED EARNINGS - CURREN         (1,626,104.82)                    5    1,626,104.82             0.00
EQUITY                                      0.00                     6    1,208,952.35     1,208,952.35
                                ----------------
TOTAL STOCKHOLDERS EQUITY                           5,311,105.98                                             1,209,952.35
                                                  --------------                                           --------------
TOTAL LIABILITIES AND STOCKHOLDERS EQUITY           7,419,966.64                                             3,320,745.51
                                                  ==============                                           ==============

   ADJUSTING ENTRIES

1  TO ELIMINATE LONG ISLAND BANK ACCOUNT

2  TO ACCRUE ESTIMATED INSURANCE LIABILITY

3  TO ELIMINATE INTERCOMPANY BALANCE

4  TO ADJUST ENGINE RESERVE ACCOUNT

5  TO ELIMINATE EQUITY ACCOUNTS AND ESTABLISH CAPITAL STOCK ACCOUNT

6  TO ESTABLISH NEW EQUITY ACCOUNT

7  TO ADJUST FOR DEPOSIT ON V RIVAS AUTO

8  TO ELIMINATE PREPAID FRANCHISE TAXES

                                VOTING AGREEMENT


                 Voting Agreement, dated as of June ____, 1995, among (i) Conquest Industries Inc., a Delaware corporation ("CII"), (ii) Air L.A., Inc., a Delaware corporation ("Air L.A.") and (iii) those persons listed on Schedule 1 hereto (the "Stockholders").


                             W I T N E S S E T H :


                 WHEREAS, the Stockholders are persons and entities who own shares of the Common Stock, $.10 par value ("Air L.A. Common Stock"), of Air L.A.; and

                 WHEREAS, CII and its subsidiary, Conquest Airlines Corp. (the "Subsidiary"), a Delaware corporation, have entered into a Stock Purchase Agreement, dated as of June __, 1995 (the "Purchase Agreement") with Air L.A., pursuant to which, among other things, Air. L.A. will purchase all the issued and outstanding capital stock of the Subsidiary for a purchase price consisting, in part, of a $3,000,000 Convertible Promissory Note (the "Note") which is convertible into shares of Air. L.A.'s Convertible Preferred Stock (the "Preferred Stock") upon the authorization of preferred stock by Air L.A.'s stockholders; and

                 WHEREAS, the Purchase Agreement provides that the holders of the Note will have certain rights to nominate one director of Air L.A.; and

                 WHEREAS, in accordance with the Purchase Agreement, Air L.A. has agreed to use its best efforts to hold its Annual Meeting of Stockholders (the "Meeting") on or prior to August 25, 1995, at which Meeting, Air L.A. will seek stockholder approval of, among other things, proposals to amend Air L.A.'s Certificate of Incorporation to (i) authorize not less than 3,000,000 shares of preferred stock, of which 3,000,000 will initially be designated Series A Convertible Preferred Stock as described in Exhibit C to the Purchase Agreement, and which will be issued upon conversion of the Note, (ii) increase the number of authorized shares of Air L.A.'s common stock from 10,000,000 shares to 50,000,000 shares and (iii) effect a one-for-four reverse split (the "Reverse Split") of the outstanding shares of Air L.A. common stock; and

                 WHEREAS, CII desires to provide for the voting of the shares of Air L.A. Common Stock held by the Stockholders for the nominees of the Noteholders as directors of Air L.A. and for the other matters to be presented to Air L.A.'s stockholders at the Meeting.

                 NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein and in the Purchase Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows, with all capitalized terms used herein and not otherwise defined herein having the respective meanings ascribed thereto in the Purchase Agreement:

                 1. Voting Agreement. (a) Until the Note is no longer outstanding, Air L.A. and the Stockholders hereby agree to use their respective best efforts to cause Air L.A. to have a Board of Directors which will consist of seven (7) members, two (2) of which directors (the "Noteholder Nominees") will be nominated by the holder(s) of a majority in outstanding principal amount of the Note for so long as the Note is outstanding. Each Stockholder hereby agrees to vote all of his, her or its shares of Air L.A. Common Stock, whether now owned or hereafter acquired, and to take all other necessary or desirable actions within his, her or its control (whether in such party's capacity as a stockholder, director, member of the executive committee or officer of Air L.A. or otherwise, but subject in the case of officers and directors, to their fiduciary duties under applicable law) to nominate the Noteholder Nominees for election, and to elect such persons, as directors.
Each Stockholder hereby agrees to vote all of his, her or its shares of Air L.A. Common Stock, whether now owned or hereafter acquired for the amendment of Air L.A.'s Certificate of Incorporation to (i) authorize not less than 3,000,000 shares of preferred stock, (ii) increase the number of authorized shares of Air L.A.'s common stock from 10,000,000 shares to 50,000,000 shares and (iii) effect the Reverse Split. Notwithstanding anything herein to the contrary, at such time as the Preferred Stock is outstanding, the holders of the Preferred Stock shall have the right to nominate and elect directors as set forth in the Purchase Agreement and as set forth in the Certificate of Designation attached to the Purchase Agreement as Exhibit C. Each Stockholder hereby agrees to take all necessary or desirable actions within his, her or its control (whether in such party's capacity as a stockholder, director, member of the executive committee or officer of Air L.A. or otherwise, but subject in the case of officers and directors, to their fiduciary duties under applicable law) to cause Air L.A. to comply with the provisions relating to such rights of the holders of the Preferred Stock.

                 (b) In the event that any Noteholder Nominee for any reason ceases to serve as a member of the Board during the period when the Note is outstanding, Air L.A. and the Stockholders hereby agree to use their respective best efforts (including, in the case of each Stockholder, voting his, her or its shares of Air L.A. Common Stock in accordance with Section 1 hereof) to cause the resulting vacancy on the Board to be filled by a representative designated by the holders of a majority in outstanding principal amount of the Note.

                 2. Termination. This Agreement will terminate at such time as the Note is no longer outstanding.

                 3. Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement will be effective against any party unless such modification, amendment or waiver is approved in writing by the other parties hereto. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                 4. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                 5. Entire Agreement. Except as contemplated by the Purchase Agreement, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                 6. Successors and Assigns. Except as otherwise set forth herein, this Agreement will bind and inure to the benefit of and be enforceable by each party and its respective successors and assigns.

                 7. Counterparts. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

                 8. Remedies. The parties will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to other remedies it may have, any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

                 9. Governing Law. The construction, validity and interpretation of this Agreement will be governed by the laws of the State of California, except to the extent of matters which are governed by the General Corporation Law of the State of Delaware.

                 10. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                            CONQUEST INDUSTRIES INC.

                                            By:   /s/
                                                -------------------------------
                                                  Stephen R. Feldman
                                                  Chairman of the Board

                                            STOCKHOLDERS:

                                            ------------------------

                                            ------------------------


                                            AIR L.A., INC.

                                            By: /s/
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                   Schedule 1


                           Air L.A. Common                 %age of Outstanding
Stockholder                  Stock Owned                  Air L.A. Common Stock
- -----------                  -----------                  ---------------------
Wayne Schoenfeld               318,891                            3.79%

A.C. Claseman                  800,000                            9.50%

William J. Hirsch               20,000                             .24%

Kenneth Liso                     1,000                             .012%

CVD Services, Ltd.             632,911                            7.52%

                                  GUARANTY AND
                               SECURITY AGREEMENT


                 This GUARANTY AND SECURITY AGREEMENT dated June __, 1995 ("Agreement"), is made by AIR L.A., INC., a Delaware corporation ("Air L.A."), and CONQUEST AIRLINES CORP., a Delaware corporation (the "Grantor"), in favor of CONQUEST INDUSTRIES INC., a Delaware corporation ("Conquest").


                             W I T N E S S E T H :


                 WHEREAS, pursuant to a Stock Purchase Agreement, dated June ___, 1995 (the "Stock Purchase Agreement"), by and among Air L.A., Conquest and the Grantor, Air L.A. has purchased from Conquest all of the issued and outstanding capital stock (the "Stock") of the Grantor; and

                 WHEREAS, in consideration for the Stock and in accordance with the Stock Purchase Agreement, Air L.A. has concurrently herewith issued to Conquest three (3) promissory notes of even date herewith (the "Purchase Agreement Notes") in the respective principal amounts of $3,000,000, $2,000,000 and $1,000,000; and

                 WHEREAS, in order to secure the obligations of Air L.A. under the Purchase Agreement Notes and in respect of the other Obligations (as such term is hereinafter defined), Air L.A. and the Grantor have agreed that Grantor will guarantee the Obligations and that each of Air L.A. and the Grantor will grant Conquest a security interest in their respective assets, including the real property of the Grantor listed on Schedule I hereto; and

                 WHEREAS, simultaneous with the consummation of the transactions pursuant to the Stock Purchase Agreement, Conquest is, at the request of Air L.A., extending a loan to the Grantor in the principal amount of $250,000, represented by a promissory note of even date herewith in such principal amount issued by the Grantor to Conquest (the "Supplemental Note"; and, collectively with the Purchase Agreement Notes, the "Notes"); and

                 WHEREAS, as collateral security for the Grantor's obligations under the Supplemental Note, the Grantor will grant Conquest a security interest in the Grantor's assets, including the real property of the Grantor listed on Schedule I hereto; and

                 WHEREAS, the Grantor has determined that its execution, delivery and performance of this Agreement directly benefit, and are within the corporate purposes and in the best interests of, the Grantor;

                 NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce Conquest to accept the Note and consummate the transaction contemplated by the Stock Purchase Agreement, Air L.A. and the Grantor hereby agree with Conquest as follows:

                 SECTION 1. Premises Incorporated by Reference, Definitions. The premises set forth above are incorporated into this Agreement by this reference thereto and are made a part hereof. Reference is hereby made to the Stock Purchase Agreement for a statement of the terms thereof; all terms used in this Agreement which are defined in the Stock Purchase Agreement or in
Article 9 of the Uniform Commercial Code (the "Code") as currently in effect in the State of California and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

                 SECTION 2. Grant of Security Interest. As collateral security for all of the "Obligations" (as defined in Section 3 hereof), (i) the Grantor hereby absolutely and unconditionally, jointly and severally with Air L.A., guarantees the due and timely payment and performance of the Obligations, and (ii) subject to Section 3 below, Air L.A. and the Grantor each pledges and assigns to Conquest, and grants to Conquest a continuing security interest in, all personal property and fixtures of Air L.A. and the Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired of every kind and description, tangible or intangible, including, without limitation, the following:

                 (a) all of Air L.A.'s and the Grantor's right, title and interest in and to all equipment of any kind, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired and all parts thereof and accessions thereto, including, without limitation, all rotable and nonconsumable parts, appliances, appurtenances, apparatus, assemblies, components, materials, items of equipment and instruments, of whatever description located at Air L.A.'s and the Grantor's facilities listed on Schedule I appropriate for installation or use on or in connection with Metro III aircraft, including without limitation any of the foregoing which is capable of being or intended to be used in the navigation, operation or control of aircraft in flight (all such equipment, parts and accessions being hereinafter referred to as the "Equipment");

                 (b) all of Air L.A.'s and the Grantor's right, title and interest in and to all inventory of any kind, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired (including, without limitation, goods in which Air L.A. or the Grantor has an interest in mass or a joint or other interest or right of any kind), and all accessions thereto and products thereof (any and all such inventory, accessions and products being hereinafter referred to as the "Inventory");

                 (c) all of Air L.A.'s and the Grantor's right, title and interest in and to (i) all accounts, contract rights, chattel paper, instruments, documents, general intangibles and other rights or obligations of any kind, whether now or hereafter existing and whether now owned or hereafter acquired, arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise, including, without limitation all service marks, trademarks, trademark applications, trade secrets, goodwill, registrations, copyrights, licenses, franchises, customer lists, and tax refunds (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being hereinafter referred to as the "Receivables"), and (ii) all rights now or hereafter existing in and to all security agreements, leases and other contracts, now or hereafter existing in, securing or otherwise relating to any such Receivables (any and all such security agreements, leases and other contracts being hereinafter referred to as the "Related Contracts");

                 (d) all right, title and interest of Air L.A. and the Grantor in and to the aircraft engines listed on Schedule III hereto, and any other aircraft engines which may hereafter be acquired by Air L.A. or the Grantor, and in the case of such engines, whether or not any such engine shall be installed in or attached to any aircraft, together with all accessories, equipment, parts and appurtenances appertaining or attached to the engines, whether now owned or hereafter acquired, and all substitutions, renewals and replacements of the engines and (collectively, the "Engines"); and

                 (e) all proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

in each case, howsoever Air L.A.'s or the Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise);

and (ii) the Grantor hereby mortgages unto Conquest all right, title and interest of the Grantor in and to the real property listed on Schedule I hereto, including, without limitation, and the buildings and improvements now or hereafter located thereon together with all right, title and interest of the Grantor now owned, or hereafter acquired, in and to property, rights and interests (any and all such real property, buildings and improvements and property rights being hereinafter referred to as the "Properties"), including without limitation, all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Properties, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Properties; all proceeds of and any unearned premiums on any insurance policies covering the Properties, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, of settlements made in lieu thereof, for damage to the Properties; the right, in the name and on behalf of the Grantor, to appear in and defend any action or proceeding brought with respect to the Properties and to commence any action or proceeding to protect the interest of the Grantor in the Properties;

and, with respect to leasehold interests in the Properties, if any, the ground lease and the leasehold estate created thereby; all modifications, extensions and renewals of the ground lease and all credits, deposits, options, privileges and rights of the Grantor, as tenant under the ground lease, including, but not limited to, the right, if any, to renew or extend the ground lease for a succeeding term or terms or to purchase the fee estate in the Properties; all the estate, right, title, claim or demand of any nature whatsoever of the Grantor, either in law or in equity, in possession or expectancy, in and to the Properties or any part thereof.

         All of the foregoing collateral, including, without limitation, the Equipment, the Inventory, the Engines, the Receivables, the Related Contracts and the Properties, is hereinafter collectively referred to as the "Collateral."

                 SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the obligations of Air L.A. and/or the Grantor under the Stock Purchase Agreement, the Notes and this Agreement, whether now existing or hereafter incurred (the "Obligations"), including, without limitation, all interest, charges, expenses, fees, attorneys' and paralegals' fees, and any other sums chargeable to Air L.A. and/or the Grantor under this Agreement or any other agreement with Conquest; provided, however, that anything elsewhere contained in this Agreement to the contrary notwithstanding, the Obligations under the Supplemental Note are not secured by any of the Collateral of Air L.A.

                 SECTION 4. Representations and Warranties. Air L.A. and the Grantor (each a "Debtor" and collectively the "Debtors") represent and warrant as follows:

                 (a) All Equipment and Inventory now existing is, and all Equipment and Inventory hereafter existing will be, located at the addresses specified therefor in Schedule I hereto. The Debtors' respective chief place of business, chief executive office, and the place where each Debtor keeps its records concerning Receivables and all originals of all chattel paper which constitute Receivables are located at the addresses specified therefor in
Schedule I. None of the Receivables is evidenced by a promissory note or other instrument. Set forth as Schedule II hereto is a complete and correct list of each trade name used by the Debtors.

        (b) Each Debtor has and will at all times have good and marketable title to each item of its Collateral free and clear of any lien, security interest or other charge or encumbrance except for (i) the security interest created by this Agreement, (ii) the security interests and other encumbrances described in or contemplated by Section 5.1 of the Stock Purchase Agreement and
(iii) with respect to the Properties, existing mortgage liens listed on Schedule 4(b) hereto. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (i) such as may have been filed in favor of Conquest relating to this Agreement, (ii) such as may have been filed to perfect or protect any security interest or encumbrance described in or contemplated by
Section 5.1 of the Stock Purchase Agreement and (iii) with respect to the Properties existing mortgage liens listed on Schedule 4(b) hereto.

        (c) The exercise by Conquest of its rights and remedies hereunder will not contravene law or any contractual restriction binding on or affecting either Debtor or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

        (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body that has not given or made is required for (i) the grant by the Debtors, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by Conquest of any of its rights and remedies hereunder, except for the filing under the Code of required financing statements, all of which financing statements have been duly filed and are in full force and effect, and filings with the Federal Aviation Administration (the "FAA").

        (e) This Agreement creates a valid security interest in favor of Conquest in the Collateral as security for the Obligations.

               (f) The amount represented by each Debtor to be owing by each account debtor and by all account debtors in respect of the Receivables will at such time be the correct amount actually and unconditionally owing by such account debtors to the best of each Debtor's knowledge (subject to normal insurance company reimbursement policies and customary bad debt, administrative and contractual allowances).

                 SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless Conquest shall otherwise consent in writing:

               (a) Further Assurances. Each Debtor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Conquest may request in order (i) to perfect and protect the security interests purported to be created hereby, (ii) to enable Conquest to exercise and enforce its rights and remedies hereunder in respect of the Collateral or (iii) to otherwise effect the purposes of this Agreement, including, without limitation:
         (A) marking conspicuously each chattel paper included in the Receivables and each Related Contract and, at the request of Conquest, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Conquest, indicating that such chattel paper, Related Contract or Collateral is subject to the security interest created hereby, (B) executing and filing such security agreements, financing or continuation statements, or amendments thereto, mortgages and deeds as may be necessary or desirable or that Conquest may request in order to perfect and preserve the security interest purported to be created hereby and (C) furnishing to Conquest from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Conquest may reasonably request, all in reasonable detail.

                 (b) Location of Equipment and Inventory. Each Debtor will keep its Equipment and Inventory (other than Inventory and used Equipment sold in the ordinary course of business) at the locations specified therefor in Schedule I hereof.

                 (c)      Condition of Equipment and Engines.   Each Debtor
         will cause its Equipment (other than used Equipment sold in the ordinary course of business) and Engines to be maintained and preserved in the same condition, repair and working order as when acquired (reasonable wear and tear excepted), and will forthwith, or in the case of any loss or damage to any of the Equipment and Engines as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable in connection with the business of such Debtor or that Conquest may reasonably request to such end. Each Debtor will promptly furnish to Conquest a statement respecting any loss or damage in excess of $10,000 to any of the Equipment and/or Engines.

                 (d) Taxes. Each Debtor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, its Equipment, Inventory, Engines and Properties except to the extent that validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

                 (e)      Insurance.

                          (i) Each Debtor will, at its own expense, maintain insurance with respect to its Equipment, Inventory, Engines and Properties in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to Conquest from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of Conquest and the subject Debtor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $10,000 per occurrence) to be paid directly to Conquest. At the request of Conquest, each such policy shall in addition (A) name the subject Debtor and Conquest as insured parties thereunder (without any representation or warranty by or obligation upon Conquest) as their interests may appear, (B) contain the agreement by the insurer that any loss thereunder shall be payable to Conquest notwithstanding any action, inaction or breach of representation or warranty by the subject Debtor, (C) provide that there shall be no recourse against Conquest for payment of premiums or other amounts with respect thereto and (D) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to Conquest by the insurer. Each Debtor will, if so requested by Conquest, deliver to Conquest original or duplicate policies of such insurance and, as often as Conquest may reasonably request, a report of a reputable insurance broker with respect to such insurance. Each Debtor will also, at the request of Conquest, duly execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

                          (ii) Reimbursement under any liability insurance maintained by the Debtors pursuant to this Section 5(e) may be paid directly to the person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment, Inventory or Engines as to which paragraph (iii) of this Section 5(e) is not applicable, the subject Debtor promptly will make or cause to be made the necessary repairs to or replacements of such Equipment, Inventory or Engines, and any proceeds of insurance maintained by the subject Debtor pursuant to this Section 5(e) shall be paid to such Debtor as reimbursement for the costs of such repairs or replacements.

                          (iii) Upon the occurrence and during the continuance of an "Event of Default" under any of the Notes (an "Event of Default") or the actual or constructive total loss (in excess of $10,000 per occurrence) of any Equipment, Inventory or Engines, all insurance payments in respect of such Equipment, Inventory or Engines shall be paid to Conquest and applied as specified in Section 7(b) hereof.

                 (f)      Provisions Concerning the Receivables.

                          (i)     Each Debtor will (A) provide Conquest thirty
                 (30) days' prior written notice of any change in such Debtor's name, identity, corporate structure, chief place of business or chief executive office which might make any financing statement filed hereunder misleading, and prior to such change such Debtor will have presented to Conquest for filing all amendments to financing statements and all additional financing statements necessary to maintain the security interests granted hereunder at all times, (B) keep all originals of all chattel paper which constitute Receivables at the location specified therefor in Schedule I hereof, unless the subject Debtor obtains the prior written consent of Conquest, and (C) keep adequate records concerning the Collateral, Receivables and chattel paper and, upon notice to the subject Debtor, permit representatives of Conquest at any time during normal business hours to inspect and make abstracts from such records (other than confidential patient medical records and confidential personnel records) and chattel paper.

                          (ii)    Except as otherwise provided in this
                 Subsection (f), each Debtor will continue to collect, at its own expense, all amounts due or to become due under the Receivables. In connection with such collections, each Debtor may (and, at Conquest's direction, will) take such action as such Debtor or Conquest may deem necessary or advisable to enforce collection or performance of the Receivables; provided, however, that Conquest shall have the right at any time, upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, and upon written notice to the subject Debtor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to Conquest and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Debtor thereunder directly to Conquest and, upon such notification and at the expense of such Debtor and to the extent permitted by law, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Debtor might have done. After receipt by a Debtor of the notice from Conquest referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including instruments) received by such Debtor in respect of the Receivables shall be received in trust for the benefit of Conquest hereunder, shall be segregated from other funds of such Debtor and shall be forthwith paid over to Conquest in the same form as so received (with any necessary indorsement) to be held as cash collateral and either (1) released to the subject Debtor so long as no Event of Default shall have occurred and be continuing or
         (2) if any Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) such Debtor will not adjust, settle or compromise the amount or payment of any Receivable or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

                  (iii) Subject to customary bad debt, administrative and contractual allowances, neither Debtor will, without the prior written consent of Conquest, grant any extension of the time of payment of any of the Receivables, compromise, compound or settle the same for less than full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                  (iv) In any suit, proceeding or action brought by Conquest with respect to any Receivable, the subject Debtor will save, indemnify and keep Conquest harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder, arising out of a breach by such Debtor of any obligation or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from such Debtor, and all such obligations of the Debtor shall remain enforceable against and only against such Debtor and shall not be enforceable against Conquest.

                 (g) Transfers and Other Liens. Neither Debtor will (i) sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any of the Collateral (whether now owned or hereafter acquired) to any Person except for (A) collections on notes, instruments, accounts receivables, chattel paper, and other rights to payment in the ordinary course of business for the full amount of the obligations arising thereunder, and (B) other dispositions of assets having a fair market value of not more than $100,000; provided, however, in the event any used Equipment or Engines are sold or otherwise disposed of and the subject Debtor directly or indirectly uses the proceeds thereof to finance the purchase of replacement Equipment or Engines, such Debtor shall deliver to Conquest written evidence of the use of the proceeds for such purpose; or (ii) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except for (A) the security interests created hereby and (B) the security interests and other encumbrances described in or contemplated by Section 5.1 of the Stock Purchase Agreement.

                  SECTION 6.  Additional Provisions Concerning
                              the Collateral.

                 (a) Each Debtor hereby authorizes Conquest to file, without the signature of such Debtor where permitted by law, one or more security agreements, financing or continuation statements, mortgages, deeds, liens and amendments thereto, relating to the Collateral. Each Debtor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

                 (b) Each Debtor hereby irrevocably appoints Conquest such Debtor's attorney-in-fact and proxy, with full authority in the place and stead of such Debtor and in the name of such Debtor or otherwise, from time to time in Conquest's discretion, to take any action and to execute any instrument which Conquest may deem necessary or advisable to accomplish the purposes of this Agreement.

                 (c) If either Debtor fails to perform any agreement contained herein, Conquest may itself perform, or cause performance of, such agreement or obligation, and the expenses of Conquest incurred in connection therewith shall be payable by such Debtor under Section 8 hereof.

                 (d) The powers conferred on Conquest hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Conquest shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                 (e) Anything herein to the contrary notwithstanding, (i) each Debtor shall remain liable under the Related Contracts to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Conquest of any of its rights hereunder shall not release either Debtor from any of its obligations under the Related Contracts and (iii) Conquest shall not have any obligation or liability by reason of this Agreement under the Related Contracts nor shall Conquest be obligated to perform any of the obligations or duties of either Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                 SECTION 7. Remedies Upon Default. If an Event of Default shall have occurred and be continuing:

                 (a) Conquest may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require each Debtor to, and each Debtor hereby agrees that it will at its expense and upon request of Conquest forthwith, assemble all or part of the Collateral as directed by Conquest and make it available to Conquest at a place to be designated by Conquest which is reasonably convenient to both parties, including, without limitation, each Debtor's premises and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Conquest's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Conquest may deem commercially reasonable. Each Debtor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to such Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Conquest shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Conquest may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Conquest shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in either Debtor, which right, to the extent permitted by applicable law, is hereby waived and released.

                 (b) Any cash held by Conquest as Collateral and all cash proceeds received by Conquest in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied as follows:

                 (i) First, to the payment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Conquest in connection with (A) the administration of this Agreement, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral,
         (C) the exercise or enforcement of any of the rights of Conquest hereunder or (D) the failure of either Debtor to perform or observe any of the provisions hereof;

                 (ii) Second, at the option of Conquest, to the payment or other satisfaction of any liens and other encumbrances upon any of the Collateral;

                 (iii) Third, ratably to the payment of the Obligations, first in respect of any fees not covered by clause (i) above, second, in respect of accrued but unpaid interest on the Notes, third, in respect of unpaid principal of the Notes, and fourth, to any other outstanding Obligations;

                 (iv) Fourth, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Code or any successor or similar, applicable statutory provision); and

                 (v) Fifth, the surplus proceeds, if any, to the Debtors or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

                 (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which Conquest is legally entitled, the Debtors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any Note for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Conquest to collect such deficiency.

                 SECTION 8.  Indemnity and Expenses.

                 (a) Each Debtor agrees to indemnify Conquest from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from Conquest's negligence or willful misconduct.

                 (b) The Debtors will jointly and severally upon demand pay to Conquest the amount of any and all costs and expenses, including the fees and disbursements of Conquest's counsel and of any experts and agents, which Conquest may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Conquest hereunder or (iv) the failure by either Debtor to perform or observe any of the provisions hereof.

                 SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to either Debtor, to it at Air L.A.'s address or telecopier number specified in the Stock Purchase Agreement; if to Conquest, to it at its address or telecopier number specified in the Stock Purchase Agreement; or as to any such person at such other address or telecopier number as shall be designated by such person in a written notice to such other persons complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if mailed, upon receipt or five days after mailing, whichever is earlier, (ii) if telecopied, one day after being telecopied, or
(iii) if delivered, upon delivery.

                 SECTION 10. Security Interests Absolute. All rights of Conquest, all security interests and all obligations of the Debtors hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Stock Purchase Agreement, any of the Notes, or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Stock Purchase Agreement, any of the Notes, or any other agreement or instrument relating thereto, (iii) any increase in, addition to, exchange or release of, or nonperfection of any lien on or security interest in, any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of Air L.A. or the Grantor in respect of the Obligations or this Agreement or (v) the absence of any action on the part of Conquest to obtain payment or performance of the Obligations from Air L.A. or the Grantor.

                 SECTION 11.  Miscellaneous.

                 (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by all parties hereto, and no waiver of any provision of this Agreement, and no consent to any departure by either Debtor therefrom, shall be effective unless it is in writing and signed by Conquest, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 (b) No failure on the part of Conquest to exercise, and no delay in exercising, any right hereunder or under the Stock Purchase Agreement, the Notes or any other document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of Conquest provided herein and in the Stock Purchase Agreement, the Notes and/or other documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Conquest under this Agreement, the Notes, the Stock Purchase Agreement or any other document against any party thereto are not conditional or contingent on any attempt by Conquest to exercise any of its rights under any other document against such party or against any other person.

                 (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that the security interests provided hereunder are held to be prohibited, unenforceable or invalid with respect to any portion of the Obligations, then the security interest with respect to that portion of the Obligations shall be ineffective to the extent of such prohibition, unenforceability or invalidity without invalidating or otherwise affecting the security interest securing any other portion of the Obligations.

                 (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full (whether in cash or upon conversion) or release of the Obligations, (ii) be binding on Debtors and their respective successors and permitted assigns and shall inure, together with all rights and remedies of Conquest hereunder, to the benefit of Conquest and its successors, transferees and assigns. Without limiting the generality of the foregoing, Conquest may assign or otherwise transfer any or all of the Notes held by it, and Conquest may assign or otherwise transfer its rights under the Stock Purchase Agreement or any other document, to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to Conquest, herein or otherwise. None of the rights or obligations of either Debtor hereunder may be assigned or otherwise transferred without the prior written consent of Conquest.

                 (e) Upon the satisfaction in full of the Obligations, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to the Debtors and (ii) Conquest will, upon the Debtors' request and at the Debtors' expense, (A) return to the Debtors such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Debtors such documents as the Debtors shall reasonably request to evidence such termination.

                 (f) Conquest shall be under no obligation to marshall any assets in favor of the Debtors or against or in payment of any or all of the Obligations. To the extent that either Debtor makes a payment or payments to Conquest or Conquest receives any payment or proceeds of the Collateral for the benefit of a Debtor, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Conquest.

                 (g) This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) and decisions of the State of California, except as required by mandatory provisions of law and except to the extent that the validity or perfection or the perfection and the effect of the perfection or nonperfection of the security interest created hereby, or remedies hereunder, in respect of any particular item of Collateral are governed by the law of a jurisdiction other than the State of California.

                 IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                        AIR L.A., INC.


                                        By:
                                            --------------------------------
                                                                   (Title)

                                        CONQUEST AIRLINES CORP.


                                        By:
                                            --------------------------------
                                                                   (Title)



ACCEPTED AND AGREED TO:

CONQUEST INDUSTRIES INC.


By:
   ------------------------------
                       (Title)

                                   Schedule I

                                       To

                               Security Agreement

                                 Real Property

Air L.A. owns no real property. Air L.A. will be headquartered and operating out of: 2215 E.M. Franklin Avenue, Austin, TX 78723.

                                  Schedule II

                                       To

                               Security Agreement

                               Trade Names, Etc.


The only tradename owned by Air L.A. is "Capitol Air." It does presently operate as "Air L.A."

                                  Schedule III

                                      To

                              Security Agreement

                             Description of Engines



Manufacturer                   Model           Manufacturer's Serial No.
- ------------                   -----           -------------------------

No engines owned by Air L.A.

                             STOCK PLEDGE AGREEMENT


                STOCK PLEDGE AGREEMENT (this "Agreement"), dated the 30th day of June, 1995, by and between AIR L.A., INC., a Delaware corporation having an address at 5933 West Century Boulevard, Suite 500, Los Angeles, California 90045 (the "Pledgor"), and CONQUEST INDUSTRIES INC., a Delaware corporation having an address at c/o Wico Corporation, 6400 West Gross Point Road, Niles, Illinois 60714 (the "Pledgee");


                              W I T N E S S E T H:


                 WHEREAS, pursuant to that certain Stock Purchase Agreement dated June 30, 1995 (the "Purchase Agreement"), the Pledgor is, concurrently herewith, purchasing from the Pledgee all of the issued and outstanding shares of common stock of the Pledgee's wholly-owned subsidiary, Conquest Airlines Corp. (the "Company"), and in conjunction therewith and pursuant to the terms of the Purchase Agreement, the Pledgor has agreed to cause the Pledgee to be removed from any and all liability under those certain "Aircraft Leases" (as more particularly defined in the Purchase Agreement), such agreement to remove on the part of the Pledgor being hereinafter referred to as the "Obligations"; and

                 WHEREAS, in order to induce the Pledgee to enter into the Purchase Agreement and accept the Pledgor's promise to perform the Obligations, the Pledgor has agreed to pledge to the Pledgee all of the issued and outstanding capital stock of the Company (the "Shares");

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                 1.       Definitions.

                 In addition to those terms defined elsewhere in this Agreement, the following terms shall have the following meanings wherever used in this
Agreement:

                 (a) "Event of Default" shall mean either a payment default by the Company under the Aircraft Leases or the failure of the Pledgee to remove the Pledgor's liability under the Aircraft Leases on or before December 31, 1995.

                 (b) "Satisfaction Date" shall mean that date on which the Pledgor shall be removed from liability under the Aircraft Leases.

                 2.       Pledge of the Shares.

                 (a) As security for the due and timely performance of the Obligations, the Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a first priority lien and security interest in, all of the Shares and all proceeds thereof, until the Satisfaction Date. In furtherance of such pledge, the Pledgor is delivering herewith to the Pledgee the stock certificate representing all of the Shares, accompanied by a stock power duly endorsed in blank for transfer.

                 (b) In the event that, at any time prior to the Satisfaction Date, any dividends, distributions, options, warrants or other rights or property are distributed upon or in respect of the Shares (notwithstanding that same would constitute a violation of paragraph 8 below), same shall be delivered by the Pledgor to the Pledgee hereunder, and same shall constitute "Shares" for all purposes of this Agreement.

                 3.       Retention of the Shares.

                 (a) Except as otherwise provided herein, the Pledgee shall have no obligation with respect to the Shares or any other property held or received by the Pledgee hereunder, except to use reasonable care in the custody and preservation thereof, to the extent required by law.

                 (b) The Pledgee shall hold the Shares and any other property held or received by the Pledgee hereunder in the form in which same are delivered herewith, unless and until there shall occur an Event of Default.

                 4.       Rights of the Pledgor.

                 Throughout the term of this Agreement, so long as no Event of Default has occurred and is continuing, the Pledgor shall have the right to vote the Shares in all Company matters, except as to matters inconsistent with the terms of this Agreement.

                 5.       Event of Default; Power of Attorney.

                 (a) Upon the occurrence of an Event of Default, the Pledgee shall thereafter have the right to (i) vote the Shares in all Company matters, (ii) receive in its own name any and all distributions which may thereafter be paid in respect of the Shares, all of which, upon receipt by the Pledgee, may be applied by the Pledgee to the payment or performance of the lessee's obligations under the Aircraft Leases including, but not limited to, the deposit as security under such Leases of such amounts as may be necessary to obtain from the lessors thereunder a complete release of the Pledgee's liability under the Aircraft Leases, (iii) transfer all or any portion of the Shares (as determined by the Pledgee in its discretion) on the books of the Company to and in the name of the Pledgee or such other person or persons as the Pledgee may designate, (iv) effect any sale, transfer or disposition of all or any portion of the Shares and in furtherance thereof, take possession of and endorse any and all checks, drafts, bills of exchange, money orders or other documents and instruments received on account of the Shares, all of which, upon receipt by the Pledgee, may be applied by the Pledgee to the payment or performance of the lessee's obligations under the Aircraft Leases including, but not limited to, the deposit as security under such Leases of such amounts as may be necessary to obtain from the lessors thereunder a complete release of the Pledgee's liability under the Aircraft Leases, (v) collect, sue for and give acquittance for any money due on account of any of the foregoing, and (vi) take any and all other action contemplated by this Agreement, or as otherwise permitted by law, or as the Pledgee may reasonably deem necessary or appropriate, in order to accomplish the purposes of this Agreement.

                 (b) In furtherance of the foregoing powers of the Pledgee, the Pledgor hereby authorizes and appoints the Pledgee, with full powers of substitution, as the true and lawful attorney-in-fact of the Pledgor, in his or its name, place and stead, to take any and all such action as the Pledgee, in its sole discretion, may deem necessary or appropriate in furtherance of the exercise of the aforesaid powers. Such power of attorney shall be coupled with an interest, and shall be irrevocable until the Satisfaction Date. Without limitation of the foregoing, such power of attorney shall not in any manner be affected or impaired by reason of any act of the Pledgor or by operation of law. Nothing herein contained, however, shall be deemed to require or impose any duty upon the Pledgee to exercise any of the rights or powers granted herein.

                 (c) The foregoing rights and powers granted to the Pledgee, and the foregoing power of attorney, shall be fully binding upon any person who may acquire any beneficial interest in any of the Shares or any other property held or received by the Pledgee hereunder.

                 6.       Foreclosure; Sale of Shares.

                 (a) Without limitation of paragraph 5 above, in the event that the Pledgee shall make any sale or other disposition of any or all of the Shares following an Event of Default, the Pledgee may also:

                          (i)     offer and sell all or any portion of the
Shares by means of a private placement restricting the offer or sale to a limited number of prospective purchasers who meet such suitability standards as the Pledgee and its counsel may deem appropriate, and who may be required to represent that they are purchasing Shares for investment and not with a view to distribution;

                          (ii)     purchase all or any portion of the Shares
for the Pledgee's own account at a price not less than the highest bona fide offer received therefor, which if effected in a manner in compliance with applicable law, shall be deemed to be a commercially reasonable disposition of the subject Shares;

                          (iii)    sell any or all of the Shares upon credit or
for future delivery, without being in any way liable for failure of the purchaser to pay for the subject Shares; and

                          (iv)     receive and collect the net proceeds of any
sale or other disposition of any Shares, and apply same in performance of the Obligations and pay any expenses relating thereto (including the costs and expenses of the sale or disposition of the Shares) as the Pledgee may, in its absolute discretion, deem appropriate.

                 (b) Upon any sale of any of the Shares in accordance with this Agreement, the Pledgee shall have the right to assign, transfer and deliver the subject Shares to the purchaser(s) thereof, and each such purchaser shall be entitled to hold such Shares absolutely free from any right or claim of the Pledgor and/or any other person claiming any beneficial interest in the Shares, including any equity of redemption (which right and all other such rights are hereby waived by the Pledgor to the fullest extent permitted by law).

                 (c) Nothing herein contained shall be deemed to require the Pledgee to effect any sale or disposition of any Shares at any time, or to consummate any proposed public or private sale at the time and place at which same was initially called. It is the intention of the parties hereto that the Pledgee shall, subject to any further conditions imposed by this Agreement, at all times following the occurrence of an Event of Default, have the right to use or deal with the Shares as if the Pledgee were the outright owner thereof, and to exercise any and all rights and remedies, as a secured party in possession of collateral or otherwise, under any and all provisions of law.

                 7.       Covenants, Representations and Warranties.

                 In connection with the transactions contemplated by this Agreement, and knowing that the Pledgee is and shall be relying hereon, the Pledgor hereby covenants, represents and warrants that:

                 (a) the Shares have been duly and validly issued, are fully paid and non-assessable, constitute all of the issued and outstanding capital stock of the Company, and are owned by the Pledgor free and clear of any and all restrictions, pledges, liens, encumbrances or other security interests of any kind, save and except for the pledge to the Pledgee pursuant to this Agreement;

                 (b) there are no options, warrants or other rights in respect of the sale, transfer or other disposition of any of the

Shares, and the Pledgor has the absolute right to pledge the Shares hereunder without the necessity of any consent of any person;

                 (c) neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of this Agreement by the Pledgor, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of (i) any mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument to which the Pledgor is a party or by which the Pledgor is bound, or (ii) any provision of law, any order of any court or administrative agency, or any rule or regulation applicable to the Pledgor;

                 (d) this Agreement has been duly executed and delivered by the Pledgor, and constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms;

                 (d) there are no actions, suits or proceedings pending or threatened against or affecting the Pledgor that involve or relate to the Shares;

                 (e) the Pledgor shall not, at any time prior to the release of the lien on the Shares in accordance with paragraph 9 below, (i) sell, transfer or convey any interest in any of the Shares, or (ii) suffer or permit any other pledge, lien or encumbrance to be created upon or granted with respect to any of the Shares; and

                 (f) from time to time hereafter, the Pledgor shall take any and all such further action, and shall execute and deliver any and all such further documents and/or instruments, as the Pledgee may request in order to accomplish the purposes of this Agreement, in order to enable the Pledgee to exercise any of its rights hereunder, and/or in order to secure more fully the Pledgee's interest in the Shares.

                 8.       Covenants of the Pledgor with respect to the Company.

                 From the date hereof until the Satisfaction Date, the Pledgor shall not suffer or permit the Company to do any of the following without the prior written consent of the Pledgee in each instance:

                 (a)      amend its Certificate of Incorporation or By-Laws;

                 (b)      issue any shares of the Company's capital stock;

                 (c) issue or create any warrants, obligations, subscriptions, options, convertible securities or other commitments under which any additional shares of the Company's capital stock might be directly or indirectly issued; or

                 (d) agree to do, or take any action in furtherance of, any of the foregoing.

The Pledgor shall be liable for any and all damages which may be suffered or incurred by the Pledgee as a proximate result of any breach or violation of this paragraph 8.

                 9.       Return of the Shares.

                 To the extent that the Pledgee shall not previously have taken, acquired, sold, transferred, disposed of or otherwise realized value on the Shares in accordance with this Agreement, the Pledgee shall release its lien hereunder and return the Shares to and in the name of the Pledgor at the Satisfaction Date.

                 10.      Miscellaneous.

                 (a) Any notices or consents required or permitted under this Agreement shall be in writing and shall be deemed given when personally delivered, when sent by recognized overnight courier service with all charges prepaid or billed to the account of the sender, or when mailed by certified mail, return receipt requested, with all charges prepaid, in each instance addressed to the party being notified at his or its address first set forth above. Either party may change its address for notices by means of written notice given in accordance herewith, provided that same shall not be deemed to have been given until actual receipt by the party being notified.

                 (b) The laws of the State of California shall govern the construction and enforcement of this Agreement and the rights and remedies of the parties hereto.

                 (c) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns. Except as otherwise referred to herein, this Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties relating to the specific subject matter hereof.

                 (d) Neither any course of dealing between the Pledgor and the Pledgee nor any failure to exercise, or any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege operate as a waiver of any other exercise of such right, power or privilege or any other right, power or privilege.

                 (e) The Pledgee's rights and remedies, whether established hereby or by any other agreements or by law or in equity, shall be cumulative and may be exercised singularly or concurrently.

                 (f) No change, amendment, modification, waiver, assignment of rights or obligations, cancellation or discharge hereof, or of any part hereof, shall be valid unless the Pledgee shall have consented thereto in writing.

                 (g) The captions and paragraph headings in this Agreement are for convenience of reference only, and shall not in any way define, limit or describe the construction, terms or provisions of this Agreement.

                 (g) If any provision of this Agreement is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Agreement, as the situation may require, and this Agreement shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein, as the case may be.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the date first set forth above.

                                        PLEDGOR:

                                        AIR L.A., INC.


                                        By:
                                            ------------------------------

                                        PLEDGEE:

                                        CONQUEST INDUSTRIES INC.


                                        By:
                                            ------------------------------


ACKNOWLEDGED BY THE COMPANY:

CONQUEST AIRLINES CORP.


By:
    -----------------------

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (the "Agreement") made as of this ___ day of June, 1995 by and among AIR L.A., INC., a Delaware corporation (the "Company"), and the holders of the Company's Convertible Promissory Notes (the "Notes") from time to time.


                             W I T N E S S E T H :


     WHEREAS, pursuant to a Stock Purchase Agreement, dated June __, 1995 (the "Stock Purchase Agreement"), by and among the Company, Conquest Industries Inc. ("Conquest") and Conquest Airlines Corp. (the "Subsidiary"), the Company has purchased from Conquest all of the issued and outstanding capital stock (the "Stock") of the Subsidiary;

     WHEREAS, in consideration for the Stock and in accordance with the Stock Purchase Agreement, the Company has issued to Conquest a Convertible Promissory
Note in the principal amount of $3,000,000, which is convertible into shares of the Company's Common Stock, $.10 par value per share (the "Common Stock"), under certain circumstances;

     WHEREAS, under certain circumstances described in the Note (which, collectively with any replacements or subdivisions, are referred to herein as the "Notes"), the Notes will be automatically converted into shares of the Company's Convertible Preferred Stock (the "Convertible Preferred Stock"), which shares will be convertible into shares of Common Stock;

     WHEREAS, the execution and delivery of this Agreement is a condition precedent to the performance of the obligations of Conquest and the Subsidiary under the Stock Purchase Agreement; and

     WHEREAS, the parties hereto wish to provide for certain registration rights with respect to securities of the Company.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENTS

          The Company and the Holders covenant and agree as follows:

          1.   DEFINITIONS.  For purposes of this Agreement:

               (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC").

               (b) The term "Registrable Securities" means (i) the Common Stock of the Company issuable upon conversion of the Notes, (ii) the Common Stock of the Company issuable upon conversion of the Convertible Preferred Stock and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any convertible security, warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such Common Stock.

               (c) The term "Holder" includes (i) Conquest, and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 8 of this Agreement; and

               (d) The term "Convertible Securities" means the Notes and the Convertible Preferred Stock.

          2.   REGISTRATION.

               (a) Subject to, and in accordance with, the provisions contained in this Agreement, the Company shall effect the registration under the Securities Act of at least 1,000,000 of the Registrable Securities through the inclusion of the sale of the Registrable Securities in the registration statement relating to the Secondary Offering (as defined in the Stock Purchase Agreement); provided, however, that a Holder may inform the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such registration.

               (b)   Request for Registration.  At any time after the earlier of
(i) the Expiration Date (as defined below) or (ii) December 31, 1995 if the Secondary Offering (and the concurrent registration required by Section 2(a)) has not been consummated by such date, Holders who hold a majority in interest of the Registrable Securities may make a written request (the "Demand") for registration under the Securities Act (a "Demand Registration") of all or part of their Registrable Securities; provided, that, the Company shall only be obligated to effect (A) a Demand Registration if the Company has not already effected a registration under the Securities Act of all Registrable Securities in accordance with Section 2(a) of this Agreement and (B) one Demand Registration in total. The Demand shall specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Within ten days after receipt of a Demand, the Company shall give written notice of such Demand to all other holders of Registrable Securities and shall include in the Demand Registration all Registrable Securities with respect to which the Company has received written requests for inclusion within 30 days after the receipt of the Company's notice by the applicable holder of Registrable Securities. Each request for inclusion shall also specify the number of Registrable Securities to be registered and the intended method of distribution thereof.

               A registration will not be deemed a Demand Registration hereunder (A) unless a registration statement with respect thereto has been declared effective by the SEC under the Securities Act, (B) if after the Demand Registration has become effective under the Securities Act, the Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason, or
(C) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with the Demand Registration are not satisfied.

          3. OBLIGATIONS OF THE COMPANY. In connection with any registration of the Registrable Securities pursuant to Section 2 of this Agreement, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement or statements or similar documents (the "Registration Statement") with respect to all Registrable Securities, other than any Registrable Securities excluded by Holders pursuant to Section 2, and use its best efforts to cause the Registration Statement to become effective as soon as reasonably possible after such filing, and to keep the Registration Statement effective pursuant to Rule 415 (i) in the case of a registration pursuant to Section 2(a) hereof, at all times until the date (the "Expiration Date") which is 24 months following the effective date of the Secondary Offering, and (ii) in the case of a Demand Registration under Section 2(b) hereof, for a period equal to the longer of (A) six months following the effective date of the Registration Statement or (B) 24 months following the effective date of the Registration Statement if the Secondary Offering (and the concurrent registration required by Section 2(a)) has not been consummated by December 31, 1995, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) in either case shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

               (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the applicable period set forth in Section 3(a) hereof (each, the "Effective Period") and during such period to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

               (c) Furnish promptly to each Holder whose Registrable Securities are included in the Registration Statement such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Holder.

               (d) Use its reasonable efforts to register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders who hold a majority in interest of the Registrable Securities included in the Registration Statement and prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times during the applicable Effective Period, and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to file a general consent to service of process or to subject itself to general taxation in any such states or jurisdictions or to provide any undertaking or make any change in its charter or bylaws which the Board of Directors determines to be contrary to the best interest of the Company and its stockholders.

               (e) Notify the Holders, at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall use its best efforts to promptly amend or supplement the Registration Statement to correct any such untrue statement or omission.

               (f) Notify the Holders who hold Registrable Securities being sold of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

               (g) Permit a single firm of counsel, designated as selling stockholders' counsel by the holders of a majority in interest of the Registrable Securities being sold, and compensated by the Holders, to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing, and shall not file any document in a form to which such counsel reasonably objects.

               (h) Make available for inspection by the Holders, any underwriters participating in the offering pursuant to the Registration Statement and the counsel, accountants or other agents retained by the Holders or any such underwriter (collectively, the "Inspectors"), all pertinent financial and other records, corporate documents and properties of the Company (collectively, the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holders or any such underwriters in connection with the Registration Statement. Records and other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors (or used for any purpose unrelated to the offering) unless (i) the disclosure of such Records is necessary in the opinion of counsel to the Holders to comply with the Federal securities laws, (ii) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement, (iii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or
(iv) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement.

               (i) If the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange if the listing of such Registrable Securities is then permitted under the rules of such exchange, or if the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the quotation of the Common Stock on NASDAQ.

               (j) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

               (k) Take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable

Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Holders or any underwriters may reasonably request.

               (l) Take all other actions reasonably necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

          4. OBLIGATIONS OF THE HOLDERS. In connection with the registration of the Registrable Securities, the Holders shall have the following obligations:

               (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request;

               (b) Each Holder agrees to cooperate with the Company in connection with the preparation and filing of any registration statement hereunder, unless such Holder has notified the Company in writing of his election to exclude all of his Registrable Securities from the Registration Statement;

               (c) Each Holder agrees to enter into and perform his obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations and market stand-off obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Holder has notified the Company in writing of his election to exclude all of his Registrable Securities from the Registration Statement; and

               (d) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e), such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e).

          5. EXPENSES OF REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registration, filings, or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company and the fees and disbursements of one firm of counsel for the Holders shall be borne by the Company; provided, however, that, notwithstanding anything herein to the contrary, the Company will only bear the expense of up to three post-effective amendments to be filed in connection with meeting its obligation to keep Registration Statement effective through the Expiration Date as set forth in Section 3(a). Any post-effective amendments to the Registration Statement in excess of three which are prepared and filed shall, if prepared and filed at the request of Holders holding a majority in interest of the Registrable Securities, be at the expense of the Holders. The Company shall bear the cost of all supplements to the prospectus which are not post-effective amendments.

          6. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, its directors and officers, and each person, if any, who controls such Holder, any underwriter (as defined in the Securities
Act) for the Holders and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the 1934 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law; and the Company will reimburse the Holders and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the indemnity agreement contained in this subsection 6(a) (I) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, (II) shall not apply to any such case for any such loss, claim, damage, liability or action arising out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holders or any such underwriter or controlling person, as the case may be, and (III) with respect to any preliminary prospectus, shall not inure to the benefit of any person from whom the person asserting any such claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained the preliminary prospectus was corrected in the prospectus, as then amended or supplemented. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders or any such underwriter or controlling person and shall survive the transfer of the Registrable Securities by a Holder pursuant to Section 8.

               (b) To the extent permitted by law, each Holder, severally and not jointly, will indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 8. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information about such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

               (c)   Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel satisfactory to the indemnifying parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The Company shall pay for only one legal counsel for the Holders; such legal counsel shall be selected by the Holders holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred and is due and payable.

               (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 6 to the extent permitted by law; provided that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(1) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

          7. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

               (c) furnish to each Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing the Holders of any rule or regulation of the SEC which permits the selling of any such securities without registration.

          8. LIMITATIONS ON REGISTRATION OF ISSUES OF SECURITIES. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding a majority of the Registrable Securities, enter into any agreement with any director or officer (or any affiliate of a director or officer) of the Company giving such person any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder.

          9. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to have the Company register securities pursuant to this Agreement may be assigned by the Holders to transferees or assignees of such securities. The term "Holders" as used in this Agreement shall include such assignees.

          10.  MISCELLANEOUS.

               (a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed (i) if to the Company, at Air L.A., Inc., 5933 W. Century Blvd., Suite 500, Los Angeles, CA 90045, Attention: Chief Executive Officer, and (ii) if to a Holder, at the address set forth under his or her name in the Stock Purchase Agreement, or at such other address as each such party furnishes by notice given in accordance with this Section 9(a).

               (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

               (c) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of California. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

               (d) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing executed by the Company and Holders who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 9(d) shall be binding upon such Holder and the Company.

               (e) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall be entitled to act upon the basis of instructions, notice or election received from registered owner of such Registrable Securities.


DATED this   30TH   day of             JUNE          , 1995.
           --------        --------------------------

                                     AIR L.A., INC.


                                     By:
                                         --------------------------------
                                     Title:
                                            -----------------------------

                                     ACCEPTED AND AGREED:

                                     CONQUEST INDUSTRIES INC.


                                     By:
                                         --------------------------------
                                     Title: Chairman
                                            -----------------------------